Listing Report:Supplement No. 73 dated Oct 13, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 285692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$304.49

Auction yield range:	17.27% - 30.90%	Estimated loss impact:	36.31%
Lender servicing fee:	1.00%	Estimated return:	-5.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1985	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	40	Length of status:	9y 7m
Amount delinquent:	$27,237	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	Ann63	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix a wall in sons room/pay a bill
Purpose of loan:
This loan will be used to repair a wall in my son's bedroom and pay one bill

My financial situation:
Currently my financial situation is not very good.? My husband lost his job and we got severely behind in our bills, thus severely in debt; but things are beginning to look up.? I've contacted all my creditors, lowered my interest rates and made payment arrangements.? Currently in the process of modifying my mortgage(which is a huge deal) and in addition, I am contacting a credit counseling service to further assist me in perhaps lowering my payments even further.? I recognize in this economy many people have bad, somewhat bad or disastrous credit and it may not be their fault.? I also recognize that given an opportunity, good people will always shine through because it is in their best interest to do the right thing.? I just need an opportunity and someone willing to take a chance even with my current situation/credit being what it is.

Monthly net income: $ 10000.00(my salary alone)

Monthly expenses: approximately?$ 8000
??Housing: $?3200
??Insurance: $ 280
??Car expenses: $ 2000
??Utilities: $ 300
??Phone, cable, internet: $ 225
??Food, entertainment: $ 250
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$980.82

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	21%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$412,230	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cryptmagic	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing For The Future
Purpose of loan:
This loan will be used to fund my company who will be developing Iphone Apps.

My financial situation:
I am a good candidate for this loan because, I have never been late, and even though I have a decent amount of debt, I have enough assets to back it up.? I have taken advantage of many 0% balance transfers, before the credit card companies figured out and added the uncapped transaction fees.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 5677.89
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 2k a month
??Clothing, household expenses $ 2k a month
??Credit cards and other loans: $ 3k K a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$200.47

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,916	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enriched-silver	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vesting Adventures
Purpose of loan:
This loan will be used to help obtain?mobile home?that I am interested in purchasing.? I am just getting started investing in real estate and have found a great deal on the mobile home.? I don't have all the deposit up front.? So if/when approved this loan will be used for that purpose.?

My financial situation:
I am a good candidate for this loan because I will make my monthly payments.? I?am diabled as of Janurary 09?due to a medical condition?that was caused by construction.? I just left my carpentry career and I am returning back to school to pursue my accounting degree.? My wife works for a technology communications company.? I do some work on the side for the summer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1984	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	50	Length of status:	25y 2m
Amount delinquent:	$1,716	Revolving credit balance:	$1,733	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kindness-trapper	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off accounts
Purpose of loan:
This loan will be used to pay off some final debt that I have.I have paid off about 65,000 since Dec 08.?Need to only have a couple to pay at on

My financial situation:
I am a good candidate for this loan because? I have never left any company holding.Payments can be deducted from my checking account.

Monthly net income: $ 3900

Monthly expenses: $
????Insurance: $ 279.00
??Car expenses: $ 383.99
??Utilities: $?350.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 680.00
??Other expenses: $ 1000.00
I have always paid what I owe,I have never left anyone hanging.I need this last loan to get everything under one umbrella.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$169.88

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	36%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$60,325	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rider148	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to reduce the interest I pay
Purpose of loan:
This loan will be used to lower the interest rate that I pay on my debts.? The debts in question have interest rates ranging from 17% to 29%.? As you can see from my expenses, there is little room for error in my payments, mainly due to the high interest rates on the credit cards with high interest.? The cards in question have been closed, as to not allow any further charges on these cards, and if the interest rate that I receive here is in the 12-15 percent range, will allow for faster payment on the other loans and credit cards that I still have open

My financial situation:
I am a good candidate for this loan because I do make all my payments on time.? I have cut back on some expenses to try and have more month left after paydays, but that is not always the case.? Our income fell in 2006 when my wife left the Navy and started teaching in a local public school.? While she will have tenure after this year, the local budget has not allowed for pay raises for her, and I have been close to advancement in the Navy, but not selected.? I am expected to advance on this next cycle, but results are not out for another 2 months.

Monthly net income: $ ~7000

Monthly expenses: $ 6875
??Housing: $ 2500
??Insurance: $ 200
??Car expenses: $ 1150
??Utilities: $ 300
??Phone, cable, internet: $ 175, including cell phones for the family.
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1800
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$183.78

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,634	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	valiant-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
I am a sales representative for a US marketing company. I have worked there for the last 8 years. In February 2006, I started my own company doing consulting work for small and medium businesses. To help cover the initial outlays for this venture, I have maintained my full-time job.

Keeping my full-time employment while building my business has made the experience significantly easier. I have been able to invest a lot of capital into branding my company name and have not incurred the cash flow crunches faced by most startups.

I am looking to refinance my last credit card balance.??This loan will be?used in combination with my?savings to payoff the account.

I am a responsible borrower and have always paid my bills on time. I do not have any late payments on my credit report. I manage my credit very carefully and am logical in how I use my accounts. I have a good percentage of credit available and am a dependable borrower.

I keep a comfortable cushion in both my checking and money market account and am well-prepared in the event of any unforeseen circumstances. I have always made it a priority to plan for the future.

My car is owned free and clear, and I have no mortgage. I currently live with my brother in a home owned by a relative, so my monthly housing expenses are minimal.

Monthly net income: $1,900.00 (from full-time employment).? I?am planning to keep my?full-time job until this loan is paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$315.89

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	28%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,377	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	truth-heart7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a 24% rate loan
Purpose of loan:
This loan will be used to pay off a very high 24%?loan ?

My financial situation:
I am a good candidate for this loan because?I have the ability to repay. I'm driven to get rid of my debt and?start building savings because 4 yrs. ago I was forced into bankruptcy due to a compulsive gambler boyfriend and that has made me come out fighting to get back on track.? I am so grateful that anyone would even consider helping a stranger

Monthly net income: $ 3020

Monthly expenses: $
??Housing: $ 1415
??Insurance: $ 85
??Car expenses: $ 70
??Utilities: $ 130
??Phone, cable, internet: $ 125
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 950
??Other expenses: $
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	17%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	28	Length of status:	5y 3m
Amount delinquent:	$1,466	Revolving credit balance:	$1,031	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ReconSoftware	Borrower's state:	Georgia	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	0 ( 0% )	580-600 (Mar-2007)
Principal balance:	$986.09	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Buying a reliable car
Purpose of loan:
I love my current car, a 1998 Ford Contour SVT. However, it has been having electrical problems which are very difficult to diagnose and repair. It?s paid for and I hate to get rid of it, but I can?t depend on it for my daily transportation. I?ll use this loan to buy a good, dependable, used car for my daily commute to work.

My financial situation:
I have a very good job and career. I have been with the same employer for over 5 years during which time I?ve received consistent raises, promotions, and bonuses. My credit is recovering from financial problems many years ago which ended in my filing Chapter 13. Those days are long gone and I have learned from my early mistakes. I have a current Prosper loan that will be paid off in March 2010. I have always made that payment on time.

Monthly net income: $ 3850
Monthly expenses: $ 2990??
Housing: $ 750??
Car Insurance: $ 100??
Car expenses (gas, maintenance): $ 240??
Car Loan (2003 Durango): $ 285 (wife?s car bought 2 years ago ? Capital One Auto Finance)??
Utilities: $ 200??
Phone, cable, internet: $ 100???
Food, entertainment: $ 600??
Clothing, household expenses $ 400???
Credit cards and other loans: $ 40 (2 credit cards, $750 total balance)??
Current Prosper Loan: $ 175 ($900 balance, paid off in March 2010)??
Student Loans: $100 (approx. $7500 balance)

This leaves me $860 to pay for my new Prosper loan and still have extra for savings and paying off debt early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$508.03

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,824	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	deal-honker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR COLLEGE
Purpose of loan:
This loan will be used to help my self attend film school and buy equipment to help me along the way.

My financial situation:
I am a good candidate for this loan because? I'm hard working and loyal, and really want to better my self with college and a new life.

Monthly net income: $ 2900

Monthly expenses: $ 1000
??Housing: $0.00
??Insurance: $75
??Car expenses: $100
??Utilities: $75
??Phone, cable, internet: $0.00
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1998	Debt/Income ratio:	32%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,903	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	receptive-transaction	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term rehab loan
Real Estate Investor looking to expand my financial resources. I have been in the distressed real estate business for over 10 years.?I own and manage Homestead Equity LLC out of
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$831	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	repayment-kazoo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing a used car for work
Purpose of loan:
My 1990 car has died and the cost of repairs is more than the value of the vehicle itself (Rough trade-in estimate would be $350+ if the car was in working condition).?? I need to purchase a reliable vehicle that will get me to work, grocery shopping, family visits, etc.

My financial situation:
It's been one year since graduation and I've completely paid off my college debt.?

My monthly expenses are:

Rent: $489/ mo. fixed
Utilities: $89/mo. avg.
Food: $300.00/mo. avg.
Fuel: Formerly, $100.00/mo avg.
College Debt: Paid-off
Pets: N/A
Children: N/A

I've lived in the same apartment complex for five years. Paying off this loan should help build my credit for when I start looking for a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	59%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,980	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mmjcarr	Borrower's state:	Minnesota	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	620-640 (May-2007)
Principal balance:	$3,127.63	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Medical Bills
Purpose of loan:
This loan will be used to? pay some unexpected medical bills.

My financial situation:
I am a good candidate for this loan because?I will pay it back. Look at my history. Never missed one payment. The original loan we had was for $11,500.00 and is nearly paid off.

Monthly net income: $3700.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $150.00
??Car expenses: $100.00
??Utilities: $ included
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 200.00

These bills / monthly income represent my portions only. My husband also has monthly net income of $4200.00.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$210.95

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1995	Debt/Income ratio:	37%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,988	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ridingrealtor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$1,659.75	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Improvements at equestrian facilit
Purpose of loan:
Generally, this loan will be used to make improvements to my equestrian boarding/training facility.? Specifically, I will be finishing off two run in pasture shelters, building a small 18x40 barn, and completing the electrical wiring for my electric fences, arena and driveway lighting, and trough heaters.

My financial situation:
I am a good candidate for this loan because for the past five years I have been meticulous about my finances.? Previously, I was careless about paying bills.? However, I decided to make a life change in 2004.? My credit scores have greatly improved, some as much as 110 points.??Nor have I missed or had a late payment in that time.? I?have paid?off?all?small charge accounts as well. And I have one carpayment left so, as of November 2009, the car is mine!

I am also a good candidate as my boarding facility just keeps growing!?I have only been open for boarders since December 2007 and as of October 2009, we have?on average 50-70 horses, making my farm one of the biggest around.? Most importantly, my business has grown so successfully, that I was able to purchase the 60 acres of land that the farm sits on.? Previously, I was renting it, however, it came up for sale and I jumped at the chance to purchase it and was able to get a heck of a deal.??Now, I'm just trying to get these final improvements completed before winter comes.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 0
??Insurance: $?340
??Car expenses: $?507
??Utilities: $?90
??Phone, cable, internet: $?114
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 310
??Other expenses: $ 250

To explain the nonexistent housing expense,?we live in a house that my husband receives as part of his salary.? All housing expenses including utilities and repairs, as well as his truck payment are included as part of his salary.? We have a rental property that pays for itself.? Regarding my student loan, I have paid it down from $14,000 in 2004 to $2,100 today.?

This is my?second loan with (the first one was opened two years ago) and I really hope that this loan gets funded.?With?all of the new boarders, I had to build additional pastures and therefore, new shelters for each pasture.??Also, the small barn will be used to house horses that are sick or injured.? With Michigan's difficult economy,? luxuries such as horses are really falling by the wayside and I do a lot of rescueing and fostering with horses that are abandoned or neglected.?This has been my dream all of my life and I can hardly believe that it is finally coming true.? You are welcome to check out my facility at www.loftyambitionsfarm.com, just to make sure I am legit.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1998	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,410	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reinforced-moola0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING BILLS /OTHER
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$481.40

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	Not calculated
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,982	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-colonel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan for bridge financing
Purpose of loan: This loan will be used as bridge financing for a successful event company in Austin, TX called Launch787 (www.launch787.com). Launch787 has several successful brands including fashion week, FLAVORS of Austin and an upcoming Shop787. In addition, we have a successful advertising model bringing in $250,000 annually through our website and weekly newsletter. We are also launching a new non-profit to get young people more involved in philanthropy and volunteering.

My financial situation: I am a DINK in the top 10% of the nations earners.? I am a good candidate for this loan because I have great credit and have not missed a single payment to any financial institution in 18 years of adulthood.? Moreover, the business will pay this loan as its first priorty (there is no other outstanding debt).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.37%	Starting borrower rate/APR:	30.37% / 32.75%	Starting monthly payment:	$319.91

Auction yield range:	11.27% - 29.37%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2003	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,221	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	GenesisTech	Borrower's state:	Texas	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 68% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	9 ( 32% )	580-600 (May-2007)
Principal balance:	$1,533.98	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off Debt, Low Risk Borrower
This loan will be used to consolidate?3 credit cards with a total balance of $7520 into one payment.??

I have an existing prosper loan (in good standing) that I used to pay off credit card debt?just before?graduation.? After?a job right out of college in investment banking, I was let go after a year due to the economy.? During?the 6 mo.?I?was looking for work?I had to resort to?using credit cards while also?depleting my savings.? I now have?a great job with a firm, who?thrives in the current economic environment,?where I have been employed for over one year.??While I have been?paying?down my credit card balances every month, the credit card companies have been lowering my limits at the same time.

Regarding the delinquency on my credit report: I had an accident at a job the employer said that they would pay for, and gave the emergency room their info, but never did pay.?A year later a collections agency informed me that I was going to have to pay since the employer didn't and?I was the patient. I paid the collection agency immediately.
I have Assets equaling a total of Approx. $68,400 in the form of an investment account, retirement account,?and a 50%?interest?in a property that?I purchased?6 years ago.?

My Net Monthly Income is $3100?which does not include?commissions.??Monthly budget w/ Prosper Loan:?

Rent?????????????????????? $ 375
Food??????????????????????$ 450
Car Payment??????? $ 390
Car Insurance????? $ 120
Cell Phone??????????? $100
Gas???????????????????????? $120?
Electricity??????????????? $ 55
Cable????????????????????? $ 20
Miscellaneous?????? $ 150
1st Prosper Loan? $ 200
(Done?May 2010)??
??????????????????????Total: $1980

As you can see, I have over $1100 left over for my Prosper Payment and savings.?I would?rather the lenders on this site receive the 28% +?interest?on this loan?than?credit card companies?that don't deserve another dime.

My payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thanks for viewing my listing, and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,680	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lucrative-repayment	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? pay off credit card debt

My financial situation:
I am a good candidate for this loan because I have never been late with any payments except when I went out on medical leave due to a shoulder injury and I am trying to get myself on track again.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $?0.00????
??Car expenses: $ 0.00
??Utilities: $ 50.00????
? Phone/Internet: $70.00
??Cell Phone:?$50.00
? Direct TV: $49.00
??Commuter Expenses: $120.00
??Groceries: $150.00

??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	18y 10m
Amount delinquent:	$403	Revolving credit balance:	$34,501	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cash-musician	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan needed
Purpose of loan:
This loan will be used to? maintain cashflow during construction projects; I am a contract builder.

My financial situation: f
I am a good candidate for this loan because? I have liquidity

Monthly net income: $ 15000????

Monthly expenses: $
??Housing: $ 4700????

??Insurance: $ 200
??Car expenses: $ 150
??Utilities: $ 300
??Phone, cable, internet: $ 108
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$111.58

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,954	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proud-commerce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to consolidate a high interest rate credit card.? I would rather give interest rate money to a person instead of a company too.

My financial situation:
I am a good candidate for this loan because the payment for my Prosper loan should be about the same as my credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$437.88

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	29%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,048	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
NOTE: This is a repost from Sept. 23: I am self-employed and the owner of the Flip Slip Shoe Company. This listing is for start-up funding needed to launch a foldable shoe that is for the relief of pain and health problems caused by high-heels. Utility Patent Pending status: This is the world's first foldable, self-containable Mary Jane! Please visit my website for more information and pictures of the Flip Slip: Flip-Slip.blogspot.com

Purpose of loan:
This loan will be used for Footwear Designer to take a prototype of the shoe and turn it into a market ready product. Initial costs for sampling include making shoe last and factory dye cut needed for production of shoe. The Flip Slip will be marketed as a compact walking shoe that fits in a purse or a pocket so that it can be used when relief is needed from high-heel shoes. We have a factory in CA and are strongly considering MADE IN THE USA!

My financial situation:
The start-up costs for this business are about $10,000. This will cover footwear designer, factory costs and administrative. The shoe will take about 1 month to develop and it may be possible to launch this product on a very small scale around Christmas time. Revenue will be generated as soon as sample is ready and orders can be placed with retailers. Retailers are required 50% payment for placing orders which is used to pay factory (which also requires 50% payment) so initially very little money will be needed for inventory. I have savings and host fashion events for the Flip Slip that generate revenue.

Please consider funding a great start-up for a product that is long overdue and has so much great potential - I am happy to answer any questions, please contact me anytime. Thanks and God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2006	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JESSICE66	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Feb-2008)
Principal balance:	$2,790.67	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay Off Outstanding Debts
Purpose of loan:
This loan will be used to pay some outstanding debts which I incurred after a lengthy custody dispute and subsequent move to the DC area.
My financial situation:
I am a good candidate for this loan because I am and always have been responsible, trustworthy, and honest. My daughter means everything to me, and I must be in her life.??

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $875
??Insurance:? car insurance $179
??Car expenses: $475 (car note, gas, etc.)
??Phone, cable, internet - $75
??Food, entertainment: $20?
??Credit cards and other loans:?$175 (Prosper Loan)
??Other expenses:? Child Support - $450
??????????????????????????? IRS: $2,700
??????????????????????????? Attorney: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2005	Debt/Income ratio:	83%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,468	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	baba72	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2007) 620-640 (Jun-2007)
Principal balance:	$754.63	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Help us have a baby
First of all I would like to thank my future lenders and anybody who has taken a second to go through my loan application
Purpose of loan:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$233.91

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1988	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,390	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tough-dime	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I'm not sure about the formatting of this, so I'm hoping it looks correct. I have two credit cards I want to pay off. One is a ridiculous interest rate of 29%. I simply cannot get ahead at such a rate. Another is 7.5, which I certainly can't complain about. I need to consolidate so I can pay this off consistently. I make $70k per year in a very secure job. I am an administrator at a high school. I have two masters degrees. I have good credit except that my debt to credit ration (or something like that) is too high and so I can't seem to get a personal loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,594	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genome4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me out if you can, I'll pay ez
Purpose of loan:
This loan will be used to? this loan is something that i believe will return in matter of months not years, i currently have my own online?business and also am a race horse owner, basically i have money coming in but looking for a small loan its honestly not that i depserately need it, just can expand both my businesses i believe quickly, i have ads in magazines coming out in nov reaching over 500k people which is already paid4, and average 8000$ in sales 6kprofit a month lately without any advertising at all, so for one i know i can pay this loan fast with online business alone, also i may want to claim another horse or 2 from meadowlands or phila park, with purses alone from one win will yield 10k with just one win and this is the bottom class level, i know we can pay this easily with both businessses combined, just thought i see about it if possible!

My financial situation:
I am a good candidate for this loan because? everything above, im 23 and have paid $2000mortgages on my own for last 2 years but?wasting my cash all along, now they moved home from fla so im back and able to save more, just looking for a little booster to that,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	52%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,130	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	asset-corps2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off my current debt in a few years, once that is done I'm going back to collage to get my Master Degree.

My financial situation:
I am a good candidate for this loan because I have learned from my mistakes in the past and trying to make a better future for my self. Hopeful i can make that goal happen before the new year goes around. I recently undefinedundefinedundefinedGraduated from collage and trying to get all my bills consolidated in one payment, so i do not have worry each month if i missed something.

Monthly net income: $?850 - 1050 for my job every 2 weeks and 500 for undefinedundefinedundefinedCompensation for a total? 2200 - 2400 a mouth

Monthly expenses: $ 1100
??Housing: $ 0.0--currently living with family
??Insurance: $ 20 a month or $240 a year
??Car expenses: $ 0.0 --I own all my Vehicles and they are up to date so no expense
??Utilities: $ 0.0 --currently living with family
??Phone, cable, internet: $ 160.00 cellphone
??Food, entertainment: $ 200.00 a month for food
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 600
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1988	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$558	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	happy-gold7	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts to make 1 payment
Purpose of loan:
This loan will be used to? pay off credit cards and old debts so I can pay one payment

My financial situation:
I am a good candidate for this loan because? I have been on my job for 11 years 2months and rec ently completed my Masters degree and make my monthly payments on time.

Monthly net income: $ 2316.00 from work and plus atleast 500 or 600 sometimes 700 a month ?for travel check every month plus I get benefits for my boys ( who dad pased away - I get $1218 a month.

Monthly expenses: $
??Housing: $ 435.00
??Insurance: $ 155.00 life insurance per month
??Car expenses: $ 411.00
??Utilities: $ 90-100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $200.00?
??Clothing, household expenses $75.00
??Credit cards and other loans: $450.00?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$798.34

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	87%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,929	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tremendous-dedication	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt and lower the interest rate on them.

My financial situation:
I am a good candidate for this loan because being debt free is very important to me and my fianc?. We were looking to get married in 2010, but because of my debt we have had to move the date to 2011. This loan is my number one financial focus and I have a full time career and part-time job to pay off this loan as quickly as possible. Thank you for your consideration.

Monthly net income: $1,800.00

Monthly expenses: $1,399.55
Insurance: $84.34
Car expenses: $221.00
Phone, cable, internet: $60.00
Food, entertainment: $100.00
Clothing, household expenses $25.00
Credit cards and other loans: $783.24
School loans: $125.97
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,850.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$504.19

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,048	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	5thElement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating 4 payments into 1
undefinedundefinedundefined Purpose of loan:
I want to make one payment a month instead of 4 separate ones and also pay off balance faster.

My financial situation:
I have a small marketing/advertising company that offers services to larger organizations that do not need to have a full department to manage their efforts. Our work flow is constant for the same reason; we do not rely on every day sales for the majority of our business. Our clients are well established and in the mid to large range. References are available if necessary.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $ 665 Lease
??Utilities: $ 0
??Phone, cable, internet: $ 99
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 325
??Other expenses: $ office phone $30

I have two other cars under my credit report which are paid by my brother and sister.In addition I?ve never had a late payment in over 8 years of credit history, have not been in collections or anything of the sort.I want to get rid of my debt soon as I?m looking to take that next big leap with a wife, kids and home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 3m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Ahead of Think Cash Robbery
This loan will be used to pay off outstanding debt with a Think Cash Loan.

You will make a quick gain on your investment flawlessly!

I am a good candidate for this loan because this loan will be paid without failure b/c I make my minumum payments to my Think Cash account in the amount of $180.00/month already. This Prosper loan would cut that payment down to a more manageable payment and will be paid off in only 2 months. ?Any help would be greatly appreciated.

Monthly net income: $ 1600 (not including my wife?s which makes almost twice as much)
Monthly expenses: $ 1272Housing: $ 576
Insurance: $ 83
Car expenses: $ 30????????
Utilities: $ 150
Phone, cable, internet: $ 0?/ I work for?a?cable tv, internet, and phone co.
Food, entertainment: $ 200
Clothing, household expenses $ 20

??????????????Consolidating this debt and avoiding those dirty traditional consolidating companies would be the best thing to help me boost my credit rating. I can't get a loan to do this with low credit ratings (b/c of high balances) anywhere else. PLEASE HELP-- I NEED TO GET OUT OF THE TRADITIONAL CREDIT / LOANING LOOP THAT GETS ME NOWHERE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$35,854	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generosity-ladder	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	14	Length of status:	0y 7m
Amount delinquent:	$461	Revolving credit balance:	$6,918	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gain-rotation	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting A New Life
I need help this Holiday season to see my?daughter for Christmas and Thanksgiving. I will use this loan to help with travel and lodging expenses during my visits. Please know that I appreciate any help you can give me during this time of year. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,514	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ferocious-silver	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to pay off my credit cards
Purpose of loan:
To pay off all money I owe to my credit cards and to get a fresh start.

My financial situation:
I am doing ok but am starting to form bad habits of spending too much with my credit cards...

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?included in housing
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1965	Debt/Income ratio:	31%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,212	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	mighty-note	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off higher intrest credit cards
Purpose of loan:
This loan will be used to? pay off higher intrest credit cards.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time, have a decent income, am newly married and trying to get debt free.?

Monthly net income: $ With wifes income both of us total 7,400 plus quarterly bonuses around 3,000 per quarter.

Monthly expenses: $
??Housing: $ 1570
??Insurance: $200
??Car expenses: $ 1000
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 700
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	85%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,429	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dancer746	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off school and credit cards
Purpose of loan:
This loan will be used to pay-off school loans and credit card debt.

My financial situation:
I am a good candidate for this loan because I really need to get back on my feet with my bills as I have been.? I ran into financial trouble with the?death of my mother and having those expenses of doctor bills.?

Monthly net income: $ 3,660

Monthly expenses: $
??Housing: $ 595.00
??Insurance: $ 74.00
??Car expenses: $?730.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,364	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	encouraging-dough3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY SOME CREDIT CARDS
Purpose of loan:
This loan will be used to?? I WOULD LIKE TO CONSOLIDATE SOME OF MY CREDIT CARDS TO MOVE MY WAY OUT OF DEBT

My financial situation:
I am a good candidate for this loan because??? I? PAY MY BILLS ON TIME. I HAVE A LOT OF? CREDIT CARDS, BUT I HAVE BEEN HAVING MY CREDIT CARDS? SINCE 1997 AND ONGOING.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$78,916	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others. Our goal is to reduce the DTI ratio to qualify for a mortgage.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Home Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1983	Debt/Income ratio:	19%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	23 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$111,696	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ultimate-loan8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment in Prosper loans
Purpose of loan:
This loan will be used to lend money to other people using the prosper website.? The loans will be selectively made and will be well diversified.

My financial situation:
I am a good candidate for this loan because I work full time, own my own home and I have substantial savings and retirement funds that can be liquidated if necessary to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,910	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	giligo3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Aug-2008)
Principal balance:	$6,890.17	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Get Out of Debt
Purpose of loan:
This loan will be used to pay off my highest interest rate credit card.? My financial situation: I?took a chance 3 years ago and started?my own business.? I've been very fortunate and have gown from a net profit of $19,000 my first year to $49,000 my second year.? Last year I had a net profit of $96,000.? I'm on track to do even better this year despite the economy being down.? I also still work part-time as a medical technologist at a hospital so that I have health insurance and also a back up plan. The first 2 years of running my business I used credit cards to pay for start up cost and expenses which is why I'm now trying to get out of credit card debt. I had money saved up that I wanted to use to pay down my credit cards, but I decided to buy a house instead (a good investment considering home prices lately).? Most of the money I had saved was used for a down payment and closing cost.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$33,094	Revolving credit balance:	$55,495	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	31	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-abundant-openness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements 1 Bathroom
Purpose of loan:
Build an additional bathroom in one of my investment rental properties which will allow me to increase the rent by an additional $175 Dollars a month

My financial situation:
My husband and i make a descent amount of income, and most of mine goes into home improvements and small investments, Two lots in the west coast and lending money at low interest rates

Monthly net income: $ Including Money from rental properties and rented room it is 3800 a month

Monthly expenses: $
??Housing: $ 1600 Paid between my husband and i
??Insurance: $ 120 a month ????
??Car expenses: $ none ????
??Utilities: $ 420
??Phone, cable, internet: $ 55
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 480
??Other expenses: $ Most of the other expenses are covered by our children.
Please consider the benefit of the additional bathroom in a 3/1 property, with the additional revenue the loan pretty much pays for it self. Thank you for considering my needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1996	Debt/Income ratio:	35%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,749	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	wonderful-commitment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Delivery Vehicle
Purpose of loan:
This loan will be used to purchase a delivery vehicle for petroleum products for a women owned and operated business in a male dominated marketplace.

My financial situation:
I am a good candidate for this loan because I currently am employed and will continue to work at my full time job?while starting the petroleum business part time.? I currently do not own a house nor do I have any dependents.? My spouse is also currently employed full time and helps to contribute to the monthly expenses.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 550????
??Insurance: $ 110
??Car expenses: $350
??Utilities: $ 150
??Phone, cable, internet: $110
??Food, entertainment: $ 300
??Clothing, household expenses $100
??Credit cards and other loans: $ 250
??Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1991	Debt/Income ratio:	23%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	56	Length of status:	20y 9m
Amount delinquent:	$12,145	Revolving credit balance:	$10,802	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zaza66	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 540-560 (Oct-2006)
Principal balance:	$607.70	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Second Prosper Loan
Purpose of loan:
This loan will be used to??Expand?Small Business.?

My financial situation:
I am a good candidate for this loan because?
I have?proven track record with Prosper,?my first?loan has been paid in full and my?second loan is current and?I?have?never?been late with any payments to prosper.

I have started a small business?that I?would like to expand. I buy and sell used cars?for a second income?and I?would like to increase my used vehicle inventory.?

I have started purchasing low priced vehicles?ranging from $500.00 to $1000.00 at auction?and with a little repair work and elbow grease,?I?can make a reasonable prophet when I sell.?

I have a solid and proven track record with Prosper and would like to continue this relationship?as I expand my?new buisness venture.

Please consider bidding?on my new?loan request, I will not let you down.

Please?review my track record with?Prosper?as well as?my income and?my?time on the job.

Please feel free to contact me with any questions or concerns.??

Thank You For Your Consideration!??????

Monthly net income: $ 4250.00

Monthly expenses: $ 1945.00
??Housing: $ 350.00? (I now?have a roomate)
??Insurance: $ 150.00
??Car expenses: $ 410.00??
??Utilities: $ 130.00
??Phone, cable, internet: $ 75.00 (My company pays for my Phone and Internet)
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 230.00
??Other expenses: $ 100.00 (Savings Account)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$1,094.70

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,842	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	caring-treasure2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used for debt consolidation and to pay for my childs college tuition.

My financial situation:
My excellent job stability makes me a good candidate for this loan (Firefighter for 15 years with a very good income.) ?I have perfect credit and pay all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	46%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	15y 7m
Amount delinquent:	$20	Revolving credit balance:	$2,261	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	crywoo35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debit! 4th attempt...
Purpose of loan:
To pay my credit cards and a couple small bills off.??

My financial situation: I have worked for the state for 15 1/2 years. A few years ago my husband was in a auto accident and we lost everything. Since the accident we have tried so hard to rebuild our credit, and slowly it has been improving. All we ask is for someone to give us a chance to prove we deserve a second chance. We pay all?our bills on time. Thank you so much for considering our loan..I would like to say thanks to the biders on my last listing.. Trying for that 100% this time.. I am not a HR!! It should be at least a D...

Monthly net income: $ 5700.00 ( including husbands income )

Monthly expenses: $

??Housing: $ No rent
??Insurance: $ 450
??Car expenses: $ 744
??Utilities: $ 350
??Phone, cable, internet: $400
??Food, entertainment, grocerys: $ 800
??Clothing, household expenses $?500
??Credit cards and other loans: $ 900
??Other expenses: $ 300 ( daughter in private school )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,358	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2009) 620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Medical bills, vet bills
Purpose of loan:
Laid off a few months ago and it wiped out my savings nest and created credit card bills.? I have been working lots of overtime and have gotten the credit debt taken care of, however, still need funds to do my dog's yearly vet visit, pay some medical bills and odds and ends expenses.? I have worked so hard at paying the credit down, I don't want to have to rely on the credit cards again.
My financial situation:
I am a good candidate for this loan because? never had a loan or debt I didn't repay.? Working great job now that I love and making more money. Not monetarily responsible for anyone except myself and my dog
Monthly net income: $3000.00
Monthly expenses:2100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$105.24

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,251	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	fairness-oracle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off misc bills
Purpose of loan:
pay off a few bills

My financial situation:
I am a good candidate for this loan because it is a small loan and i am not late with any current payments with anything.

Monthly net income: $ 2591

Monthly expenses: $
??Housing: $ 945
??Insurance: $ 48
??Car expenses: $ 60
??Utilities: $ 70
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 200
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$267.33

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1995	Debt/Income ratio:	18%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,441	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dollar-equinox	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off my credit cards"
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1991	Debt/Income ratio:	66%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,305	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	authentic-peace7	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 18% loan
This loan will be used to pay the balance of a Home Depot home improvement loan, currently at 18%.
I'd rather pay interest to investors, citizens of Prosper than Home Depot.

My husband and I are both employed, full time. We are a dual income family with no children currently residing in the home.
He pays child support until 'Peter' turns 18; six months from now.

Our financial situation:

Dual Income: $7000 monthly, after taxes and stock, bond, mutual fund investments
Rental income: $1205 monthly, net proceeds
Investment income: $100 - $800 monthly, varies

Debt:

Helzberg 12 mo. promo no interest: $160 for five more months
Home Depot: $565 at 18% interest
Pentagon Federal CC: $500 balance at 12.5%, currently pay $200 - $300 monthly (currently our target bill to pay off, then we'll move to another one, maybe Chase)
American Express CC: $15K balance at 9.9%, currently pay $300 monthly
Chase CC: $5K balance at 9%, currently pay $115 monthly
AAfes CC: $7K balance at 9%, currently pay $250 monthly
Capital One CC: $14K at 12%, currently pay $300 monthly
Car lease: $450 monthly
truck loan: $316 monthly
House payment: $640 monthly

After our bills are paid, in the amount of $3396, we have plenty left over ($3600) for the electric bill, phone bills, groceries, car insurance, and entertainment.

Thanks for looking. If you have any questions, please don't hesitate to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$194	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Goldensky	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay my tuition.

My financial situation:
I am a good candidate for this loan because I will repay the money back easily. I make about $800 a month. I live with parents so my living cost is very low. The monthly payment of my loan is about $95. All my fixed monthly costs are about $190 (the cost of gas and auto insurance). I think I am in a good finalcial position to repay the loan. Also, I understand the significance of good credit. I will work hard to keep my good credit by repay the loan on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1996	Debt/Income ratio:	14%
Credit score:	860-880 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,436	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capitalelstiltskin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in Real Estate
Purpose of loan:
The loan will be used to investment in residential real estate. A few friends and I are pulling together $100,000 and partnering up with a seasoned investor who has extensive experience identifying residential real estate at the wholesale level, evaluating the cost to bring the investment to a market sales price, managing the project from purchase through investment construction, and the eventual sale or rental management of the property.

My financial situation:
I am a good candidate for this loan because I have excellent credit, a very good income and very little consumer debt.? I only have a house payment, a student loan payment from my MBA and a car payment that will with paid off in December.? I currently gross around $8,900 per month. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$489.89

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	30%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	23 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,334	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	favorite-investment	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Cards
Purpose of loan:
This loan will be used to consolidate the current debt I have outstanding in credit cards $7000 Discover, $3500 Citi, $3000 Home Depot.??

My financial situation:
I am a good candidate for this loan because I have an excellent credit history.? I pay all of my bills on time and I value good credit.? My personal budget is operating at a surplus of $1000 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1989	Debt/Income ratio:	28%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,466	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	orchestra8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WORKING CAPITAL FOR RECYLING TRADER
Purpose of loan:
This loan will be used to expand my buying power to purchase different kind of recycling materials for domestic and international buyers. It will be used as a permanent deposit to lock in a constant supply of material from my suppliers and requesting a credit term. Currently I am buying on a cash basis which has limited my business expansion and with this loan money in hand, I can?increase my sale volume by paying back to the suppliers when I am paid by my customers. Since I already have a deposit with my suppliers, I don't see any problem to ask for a short credit term.

My financial situation:
I am a good candidate for this loan because all my sales are secured by at least 30% deposit from my customers and balance will be paid against shipping documents which is usually within?7 to 10?days. The recycling material business is always a seller's market, that is why my seller is requesting a permanent despost from me to secure a constant supply and I am calling for an up-front deposit from my customers when they place the order plus they have to pay upon presentation of my invoice, packing list and shipping document. There is no need to grant credit terms to my customers.
Just one reminder, I have filed for bankruptcy in 2002 and was discharged in the same year and never have a bad mark in my credit report ever since.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.27%	Starting borrower rate/APR:	5.27% / 7.32%	Starting monthly payment:	$60.18

Auction yield range:	4.27% - 4.27%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,435	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	efficient-bid2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment
Purpose of loan:
Will be used to reinvest among my network of friends and family for guaranteed higher returns. Since this will be my first loan at Prosper, I am also trying to build a good borrower history with them.

My financial situation:
I am a good candidate for this loan because I have a solid financial record. I can payback this loan from my own savings at any given time. I am a lender on Prosper and would like to now build a good borrower history. Bid with confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1992	Debt/Income ratio:	58%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-platinum-mulberry	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED SERIOUS HELP!
Purpose of loan:
This loan will be used to relocate to Texas for a better job.?

My financial situation:
I am a good candidate for this loan because I believe in paying my bills and paying them early.? I only have one bill now and that is a car loan which will be paid off in January 2011.

Monthly net income: $1200.00

Monthly expenses: $
??Housing: $0
??Insurance: $164
??Car expenses: $40
??Utilities: $0
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$487.65

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1988	Debt/Income ratio:	32%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$23,747	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	trustworthyteacher	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dedicated to Paying Down Debt
Climbing Out Of Debt
This loan will be used to pay off debt that has been lingering for a couple of years on credit cards following the overwhelming financial responsibilities surrounding my mother's battle with cancer and subsequent death and my daughter's costly orthodontic treatment for removal of an extra tooth and realignment of her teeth.
My family is in a good position job wise to pay off this debt because I have a very secure job as a tenured teacher with experience on the salary scale of more than 17 years. In addition, although the income of my husband of 19 years is not listed, he earns an income as a Social Worker with 16 years job stability and an income of 60,000 per year in addition to my 76,000. I am a good candidate for this loan because I am serious about getting out of debt before my eldest daughter graduates from high school in 4 years. I will need to be debt free to pay her college tuition. Finally, I have taken on teaching an extra class during the school year which will bring me home an extra 1000 per month and I have been employed by a second employer Pearson Education to grade essays online from home in the evenings and weekends. I will make a minimum of 500 per month extra for this job during the school year and this summer I have committed to teaching summer school from which I will earn another 6000. In short, it is worth it for me to give up some of my free time now to be able to provide for my family better in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	20.57%
Lender servicing fee:	1.00%	Estimated return:	6.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	20%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,736	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dandrewj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 98% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 3% )	620-640 (Sep-2008) 580-600 (Apr-2008) 520-540 (Nov-2007) 620-640 (May-2006)
Principal balance:	$3,592.77	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Debt Consolidation / Car Repairs
Purpose of loan:
Hello this is will be?my?third?loan with Prosper. I?would like?to consolidate some medical debt, pay off my current prosper loan and have?some car repairs.?

My financial situation:
I am a good candidate for this loan, and my payment history with my current Posper?Loan is?very good.?I have a great stable?job as an investigator?conctracted to the U.S. Goverment which requires a?suitability clearance and my credit report is monitored, (meaning if I don't pay my bills, I can loose my job, for being perceived?a security risk).

Monthly net income: $ 4,100.00

Monthly expenses: $
??Housing: $ 950.00?
??Insurance: $ n/a - paid for through employer
??Car expenses: $ n/a?- paid for through employer
??Utilities: $ 125.00
??Phone, cable, internet: $ n/a?paid for through employer
??Food, entertainment: $?150.00????
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 7,000.00 = $300.00 monthly
??Other expenses: $ 150.00

Thank you for consideration and please feel free to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$742.90

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2003	Debt/Income ratio:	22%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,670	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wer345	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$4,388.60	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidating all debt
Purpose of loan:
This loan will be used to?
consolidate all debt and? start new business. Not sure why I am listed as HR rating, if you compare new information with old loan information?I have reduced overall debt. Recently paid off car and 1 credit card, I do not think this is reflected in?score.?New loan payment would reduce my current monthly payments by $400.00 ( paying more than minimums.). Being debt free?would enable me?to market a new green product that I have patented, while I continue my full time job. No pipe dreams or unrealistic goals. I have already paid for market research and small business evaluation with?great results. I am eligible for a partial grant to help the business get started, but will need to invest in a prototypes. Please help me realize a dream of becoming debt free and enabling me to create a new product that could be used in every home. ?
My financial situation:
I am a good candidate for this loan because?
this is my 2nd prosper loan paid on time. Never had any late payments and debt to income ratio is less than 15%. Already reduced my current monthly payment by $600.00 by paying off car loan and credit card. Not sure this is reflected in my current score yet, but can make information available. ?I have a stable work history at a job I love. I have been at my current position for over 12 years. New loan will pay off current Prosper loan and 2 personal credit cards. My FICO or Advantage score is low because my largest line of credit was closed due to high usage with travel for job. Please review my current history with old history and you can see I have improved not declined. I am reliable as you can see from work and payment history and would be able to pay off debt completely with in two years.

Monthly net income: $ 6010 does not include bonus
Monthly expenses: $
??Housing: $ 0 house paid off
??Insurance: $ 100.00
??Car expenses: $ 330.00
??Utilities: $?250
??Phone, cable, internet:$267
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.77%	Starting borrower rate/APR:	25.77% / 28.09%	Starting monthly payment:	$482.02

Auction yield range:	8.27% - 24.77%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1995	Debt/Income ratio:	30%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,692	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	frankrhps	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 700-720 (Aug-2008)
Principal balance:	$3,415.94	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to pay off all high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job and have no plans to leave. I never miss a payment on any of my bills and do not live outside my means. These credit card balances accumulated during a cross-country move 3 years ago and I can not get the balances down due to credit card companies constantly jacking up rates on everyone. I plan to pay off and cancel all the cards asap.
I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 2700 + overtime

Monthly expenses: $
??Housing: $ 553
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: 250+
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1986	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	34y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,415	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	agreement-tent	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
queen t
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$736.19

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	22%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,792	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-note	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off the Credit Card Companies
Hello, I am looking to pay off the credit card companies who magically have been allowed to change interest rates as a result of reducing credit limits. This pitch is simple, I would rather pay you then them. It is my hope that in 3 years I will be able to do what you are doing which is fund someone else who has the same desire to tell the credit card companies where to stick it. I will instantly pay them off and close the accounts never to be reopened again. I would like to teach my son that you can live without credit cards. Thank you for your interest and I look forward to helping you and kicking the credit card company to the curb.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$632.43

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1982	Debt/Income ratio:	60%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$45,178	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kahuna1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? The Purpose of this loan will be to pay off our credit cards and debt, which was primarily used to renovate our house that we purchased in October 2007.? We renovated our house, which was almost 60 years old, and needed mejor repairs.?? We had hired contractors to fix our house and they bailed on us, leaving us to complete the job and incur major expenses to finish the job.?? Luckily, we were able to count on family and friends to help us.? However, in buying supplies and materials, we racked up credit card bills and loans to get the job done.

My financial situation:
I am a good candidate for this loan because?? I have always maintained a credit score above 700 before I got married and we did this home renovation.? I have always paid my bills on time and always keep good managment on my accounts.? I have always spent money wisely, but I feel like the banks, primarily Bank of America, penalized me during the credit crisis, by chopping my credit lines because they did not understand what my wife and I were doing.??? I appealed their decisions and was not treated with respect and no support at all.? I feel horrible that I have seen my credit scores decrease because they thought I was a credit risk, when I have never foreclosed on our house and have always paid bills every month.? My wife and I need this loan because we would like to consolidate our bills into one payment without having to put our house, that we have worked very hard to improve, as collateral.?? We would greatly appreciate the support of people on Prosper to help us get through this and get order in our lives.?? This loan would take a huge load off of our backs becuase then we would be able to budget our expenses much easier and make one payment, rather than several payments spread out between several vendors.?? Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1979	Debt/Income ratio:	31%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	42	Length of status:	37y 0m
Amount delinquent:	$4,318	Revolving credit balance:	$4,708	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aryion6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
getting current with expenditures
In the past year Ive gone through a bad patch. Had an accident that? resulted in dislocating my shoulder . As a result I have? lost time at work and have? been behind on my bills and expenses. I am currently working nowand?I need a loan to get caught up. Your help is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1971	Debt/Income ratio:	26%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,554	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diplomatic-repayment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Window/Frame Replacement
Purpose of loan:
This loan will be used to?replace insulated?storm windows and frames?to further insulate my property and thus reduce heating bill.? I reside in a 2 1/2 Twin home.? Six Bedrooms. 30 Windows. Must replace 20 windows.

My financial situation:
I am a good candidate for this loan because? because $ 3,400 monthly benefits are lifetime benefits. US Postal Service Annuity/
Social Security.

Monthly net income: $ 4,694.00

Monthly expenses: $
??Housing: $ 1,197.00
??Insurance: $ 150.00
??Car expenses: $ 390.00
??Utilities: $?450.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$184.85

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1986	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	10y 5m
Amount delinquent:	$250	Revolving credit balance:	$6,817	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-canary	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate all debts
Purpose of loan:
This loan will be used to? pay off all my debts, and consolidate into one payment

My financial situation:
I am a good candidate for this loan because?I work 2 jobs?trying to get my debts paid off in a timely manner!? I am renting to own my home and should be paid off by sept of 2011!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1981	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,552	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payout-tamarack	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding appraisal business
Purpose of loan:
This loan will be used to expand my?appraisal business. I am curently a licensed real estate appraiser and I am FHA certified. As of Oct 1 FHA is requiring FHA appraisers to be certified rated. Most of my business has been FHA work, and I have been doing about 4 appraisals per month. To become a certified appraiser, it??
requires?an additional 50?hours of education and you must meet the experence requirement and have a BS degree. Imeet all the requirements except the additinal 50 hours of education. In addition to getting certified, I have to renew my software licences for cost approaches and appraisal software. I am also required to renew my real estate membership, to have the ablility to use the multi listing service. I plan to do marketing to get more bisiness. I am in need of new appraising equipment, computers and other office tools

t cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2003	Debt/Income ratio:	45%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,845	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vtith79	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (May-2008) 620-640 (Dec-2007) 580-600 (Feb-2007)
Principal balance:	$1,932.51	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan Payoff from Vangaurd Account
Purpose of loan:
This loan will be used to?payoff my loan from my retirement plan.

My financial situation:is secure. I have been at my job for 5 years working for a great privately owned company. Even with the economy as is, the company has not laid anyone off. Good job security
I am a good candidate for this loan because? I continue to pay all my accounts on time monthly

Monthly net income: $ 2900.00 + 2000.00= 4900.00 ( includes my wife's salary)

Monthly expenses: $
??Housing: $1200.00
??Insurance: $200.00
??Car expenses: $500.00
??Utilities: $350.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1984	Debt/Income ratio:	16%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$1,160	Revolving credit balance:	$22,940	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	asita1	Borrower's state:	Texas	Borrower's group:	AMERICAN_DREAMERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 600-620 (Nov-2006) 680-700 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
2nd prosper loan
Purpose of loan:
Please note that due to my state interest limit I can't start at a higher rate.

This loan will be used to payoff high interest charge card.
My financial situation:
I am a good candidate for this loan because?I took a loan from the good folks who invest in Prosper when I needed the money and paid it back in less than a year

Monthly net income: $ 7800

Monthly expenses: $
??Housing: $ 1310
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 400
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2007	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,864	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	active-investment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Credit Cards
My credit card bills started building up when I moved into my apartment and had to pay all the down-payments and rent of it, and also having to go out an buy furniture and things like that. Before this I had always payed them off in full every month. Even now I pay at least the min. for each month (If not more). But I would really like to get them all taken care of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1992	Debt/Income ratio:	18%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	38	Length of status:	10y 6m
Amount delinquent:	$28,493	Revolving credit balance:	$45,504	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	teameti	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Total Athlete Field Turf
Purpose of loan:
This loan will be used to? purchase an additional field turf for our sports training facility

My financial situation:
I am a good candidate for this loan because?
Our businessis profitable in the first year and this turf will allow us to sign 9 more contracts for additional revenues
Monthly net income: $ 25000

Monthly expenses: $
??Housing: $ 10000
??Insurance: $ 600
??Car expenses: $
??Utilities: $ 1500
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$852.77

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1984	Debt/Income ratio:	41%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	26y 9m
Amount delinquent:	$1,765	Revolving credit balance:	$101,202	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	dinero-mandolin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off 4 of my credit cards that I had initially used at 3.99 percent interest that have risen in the last 5 months ranging from 23.99% to 29.99%. I am a retired police officer 20 years plus, have a great pension, collect social security and work full time as a manager for a payroll service for the last 23 years.

My financial situation:
I am a good candidate for this loan because i can afford to easily make the payments as i own 3 houses, recieve multiple steady and reliable income streams that can support the loan. With the potential decrease in my interest on my credit cards, i can begin to save money again.

Monthly net income: $ 10,143.00

Monthly expenses: $
??Housing: $ 3,084.00
??Insurance: $ inc in housing payment
??Car expenses: $ 200.00
??Utilities: $ 450.00
??Phone, cable, internet: $120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 3395.68
??Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,987	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	priceless-payout	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Debt
Purpose of loan:
This loan will be used to? Pay off debt.?

My financial situation:
I am a good candidate for this loan because?? I pay my bills on time and am working very hard to?debt free within 5 years.? My car will be paid?off in 4 months and I will be ble to pay this loan off faster than expected.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$282.86

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1985	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	28y 11m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$608.80	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Prosper Loan...54 on time payts
Purpose of loan:
Consolidate 3 debts...Had 2? previous Prosper loans.....NEVER LATE......54 on time payments?.
Please see payment history.

My financial situation:
On?present job for 29 yrs. Income 67,500 annually. Married 18 years.?
I am a HomeOwner.....my name is on our deed....loan in husbands name.
I will send tax bill for proof to Prosper.

Need to pay to off the following:
Title Credit....5550.00(title pawn..costing me 555.00 per month in?interest only)
Prosper......624.00(final payt on other Prosper loan)
Medical bills....485.00
Total of 6658.00 /??

I can assure you all payments will be?made on time. Please see me Prosper payment record.
Thank you for considering bidding on my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1995	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	principal-taiko	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Portfolio Management
Purpose of loan:
This loan will be used to decrease debt and open up more cash flow into my household by taking advantage of some early payoff options.

My financial situation:
I am a good candidate for this loan because I have job security and I pay all my expenses and financial obligations on time.????

Monthly net income: $2700?

Monthly expenses: $?????
??Housing: $1237/2 = $620
??Insurance: $75
??Car expenses: $310?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1978	Debt/Income ratio:	17%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$34,345	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glientfilm	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	800-820 (Jun-2006) 800-820 (Jun-2006) 800-820 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Loan Needed to Pay Back Landlord
Purpose of loan:
undefinedundefinedMy financial situation: I was unemployed for two years (2007-2008), during which time I fell way behind on my rent.I now have a full-time job that I?ve held since last March.My landlord wants me to pay back all the rent I owe in one payment, which I can't do right now because I burned through all my savings during my period of unemployment.So I am reaching out to Prosper.com to secure the funding I need to repay this debt.As soon as I settle my debt with my current landlord, I am planning to terminate my lease and move into a cheaper apartment.The difference between what I am currently paying for rent and what I will be paying for a new place will be used to pay off this Prosper loan.
My financial situation:
undefinedundefinedundefinedI Even though my credit rating is currently low, all of my other debts (one massive school loan and three maxed-out credit cards) are currently in repayment.? I don?t use credit cards any more, I do not own a car, I have no spouse or children to support, and I have no medical issues, so I am not taking on any new debt other than this loan.I would also like to point out that I took a loan out on Prosper a couple of years ago and paid it back in full two years early.
Monthly net income: $ 2, 030

Monthly expenses: $
??Housing: $ 745
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 500
??Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,190	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mozartsghost	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Eliminating last Credit Card Debt
Original Loan was withdrawn due to a major change of employment, my Employer of the last almost 7 years is laying off?my entire department (150 people) on Friday the 16th of October.? This loan has a monthly payment LESS than my current Credit Card Payment of $250 per month.?

This will be my 2nd prosper loan, the first was paid off earlier this year, I paid off my car with that loan, I used automatic payments and will do so on this loan as well.

Purpose of loan:
To pay off my LAST credit card!? I owe $4500 on my Discover card, this is my last card that has any balance on it!? This eliminate my credit card debt!? I currently pay $250 per month so this loan is well below that monthly price! (I just paid it down by $1500 thanks to a bonus check)

My financial situation:
I recently spent $14000 of my personal savings to pay off all of my credit cards, I was able to pay off all of them except this discover card, (I don't know if those payoffs are reflected in my credit report yet or not) My Credit Score is low because when I closed my credit cards as I paid them off, this jumped my "bankcard ulilization" to very high,?and lowered my score (I wish I'd known that 3 years ago!? hindsight is 20/20).?I did?make some poor credit?choices about 5-7 years ago so my score isn't as strong as it should be but It is improving and those items are ready to fall off. ?When I? was Just out of high school I ran up a bunch of debt and paid the price with my credit rating. ?I learned from that mistake and paid everything off but the reminder of that bad time remains on my credit report.?

A little more about me:
I am being laid off as of Friday the 16th of October, However I will be recieving unemployment and a severance package so my income will be secure until I find another employer.
( Will no longer be accurate as of October 16th)
I am a Regional Performance Improvement Supervisor with Con-way Freight, It?is similar to a Solutions Engineer or Compliance Manager?position.

My household expenses are?very low as I am a single guy who travels 5 days a week, The company pays for my meals/expenses while traveling so the only time I spend money on myself is the weekends, as a result my non-fixed expenses are quite low. Due to unemployment this will increase some but not by much

Monthly expenses: $ 3260??
??Insurance: $210
??Car expenses:?Vehicle paid off, only insurance and maintenance costs
??Utilities: $200?
??Phone, cable, internet: $50?
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $550 (250 credit card, $300 education loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,710	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	landers718	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 680-700 (Aug-2008)
Principal balance:	$10,099.26	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Turning to Prosper for Help
Purpose of loan:
This loan will be used to get out of the title loan and pay day loan trap that has been squeezing me for a couple months.? All of my extra money that can be used to bring down my bills significantly has been going to these high interest places and getting no where fast.? I had some bad luck with my car recently and would like to finish repairing that as well.? I also would like to pay off the balance of the chase credit card I have.? I had closed the account without thinking and now its affecting my credit report because it shows I have all that debt on a closed account.

My financial situation:
I am a good candidate for this loan because I am a previous prosper borrower that hasn't been late once.? None of my bills are ever late including my outstanding prosper bill. I have pay prosper electronically every month.? I now have a roommate living with me to cut the cost of any housing bills in half.
Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 80
??Car expenses/Insurance: $ 100
??Utilities: $ 30
??Phone, cable, internet: $ 125
??Food, entertainment: $ 125
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 850
? Car Title/Pay Day: $ 250 (Just for Minimum Payments)

As you can see 250 of just the payday and car title loans goes to basically interest where as this loan will free that money up and pay down interest as well as give me other space to pay down other bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.79%	Starting monthly payment:	$49.41

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	33%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,764	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	interest-bada-bing	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
This loan will be used to?medical and hospital?bills.?

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and try pay them off early as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$263.80

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1979	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,506	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nickel-juniper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off plastic debt
Purpose of loan:
This loan will be used to pay off my credit cards.?Neither one is maxed out.?The high interest rates are murder. I need to get my credit scores higher, too!
My financial situation:
I am a good candidate for this loan because I have a steady job for the?last 7 years with the federal government. I?have paid every bill early or?on time?for over 7 years.
Monthly net income: $ 3100.00

Monthly expenses: $ 2500.00
??Housing: $ 1400
??Insurance: $?60??
Car expenses: $ 400
??Utilities: $?100
??Phone, Cable, internet: $ 140
??Food, entertainment: $?200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2003	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,282	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Lakota-Cheyenne	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to help Mom
Purpose of loan: To help my mother consolidate her debts.

My financial situation:
I am very responsible with money. Every month, all of my bills are put into a spreadsheet and paid as soon as the money clears in my account.? In the past few months, I was able to obtain a mortgage on a new home, as well as buy a new car.? Because of my credit history, I was given excellent rates on both my mortgage and car loan (5% and 0.9% respectively).? Between my income and my husband's, we have $1500 left over every month after all bills are paid.? Our total yearly gross household income is $95,000.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ included in mortgage
??Car expenses: $ 475
??Utilities: $ 286
??Phone, cable, internet: $ 159
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 527
??Other expenses: $ 36
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1998	Debt/Income ratio:	93%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	5y 5m
Amount delinquent:	$470	Revolving credit balance:	$1,600	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 600-620 (Jul-2009) 520-540 (Jan-2008) 600-620 (Nov-2007)
Principal balance:	$210.35	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Pay credit card
Purpose of loan:
This loan will be used to pay off my Sears card and a card from Blair?

My financial situation:
I am a good candidate for this loan because I have steady work, plus I am Retired from the U.S.Army.
Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 260.
??Insurance: $161.
??Car expenses: $ 750.
??Utilities: $ 234.
??Phone, cable, internet: $ 121.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 150.
??Credit cards and other loans: $ 180.
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$306.19

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,355	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	breathtaking-finance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Wedding Bills
Purpose of loan: Consolidate wedding bills
My financial situation:
?Between my income and my wife's, we have $1500 left over every month after all bills are paid.? Our total yearly gross household income is $95,000.
Monthly net income: $ 5,000
Monthly expenses: $
??Housing: $ 2100
??Insurance: $ included in mortgage
??Car expenses: $ 475
??Utilities: $ 286
??Phone, cable, internet: $ 159
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 527
??Other expenses: $ 36
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$208.69

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,611.17	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
What am I doing wrong?
Purpose of loan:

The 1 thing that I loved about Prosper was that it was real people, who understood, and did not judge, people willing to help other people, who in return?received reward for a good deed done.? What happened to those people?? What am I doing wrong??

I have just pulled my 2nd request for a loan have lowered my amount & have raised my interest rate. Looking at other loans on prosper has shown me that even this amount will be tough, with my credit rating.? But don?t let that fool you I am a very hard working honest person who is only trying to get ahead & keeps getting pulled down at every turn.??

I think that over the last 3 years I have proven myself with prosper & hoped that it would be enough.? My credit is still not were it should be, the bankruptsy will haunt me for the next 7 years.? This was not a proud point in my life & I can?t seem to get away from it no matter how hard I try.?

I am asking for your help once again with hopes that 49 on time prosper payments would be enough for your help. I really want to rebuild my credit & my life & put that all behind me. I would also like to say thanks to all that have given me the chance in the past.

What I would be doing with the money would be to fix my car. My starter is going & went to get a sticker the other day & did not pass inspection it needs new tires, brakes, muffler & a tune up ($1600.00)??

My daughters sixteenth birthday party (500.00) to pay for the club DJ & food. My daughter is a really great kid who gets good grades & is very helpful.? I really want to give her the party that she wishes for.

The rest will be used to pay of some small credit cards & try to bust my credit score.? This does not seem to be going anywhere even though I have never been late with my personal loans or c.c. since the bankruptsy.

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00
??Other expenses: $ husband
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$424.46

Auction yield range:	17.27% - 28.99%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1994	Debt/Income ratio:	73%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,874	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	mighty-dime2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
used to pay off atvs and other bills that we have. plus have extra to put into savings

My financial situation:
I am a good candidate for this loan because? i would like to pay off most of my debt and just have the house and this?loan under my name. other banks have turned me down because my dit with the house is to much and?or my fiance's credit isnt as good as mine.?

Monthly net income: $
ranges from 4000.00 to 6000.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 193.00
??Car expenses: $ 408.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$229.61

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	23%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$55,898	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-rate-cowbell	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting credit card that hiked rate
Purpose of loan:
This loan will be used to? payoff credit card that raised rate

My financial situation:
I am a good candidate for this loan because? have perfect payment history

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 200
??Car expenses: $200
??Utilities: $?500
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	40%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	59	Length of status:	10y 4m
Amount delinquent:	$3,981	Revolving credit balance:	$13,437	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	needbreakinbama	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
READY!! to be c-card DEBT FREE!!!!
Purpose of loan:
This loan will be used to?consolidate all my credit cards ?

My financial situation:
I am a good candidate for this loan because? im trying to pay off all my credit cards. as i pay them off they get cut up.? my problem is that i have to much credit everything is in my name cars trucks 2 homes? i just want to be credit card debt free . i am willing to let the repayment of this loan come directly out of my check . i have 8 credit cards . (1000.00) a month i would love to have about a 400.00 to 500.00 payment . my daughter will start college next year , i really need to be saving for that but i cant please help me get out of debt. i home my son is paying for. the car belongs to my daughter, she is paying that note both of my sons work is slack right now which means mom helps pay thier bills in turn puts mom in a bind? please help thank you very much.

Monthly net income: $ 3200?

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 200.00
??Car expenses: $ 200.00
??Utilities: $ 100.00 to 200.00
??Phone, cable, internet: $ 100.00 to 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$325.02

Auction yield range:	4.27% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	42%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,028	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-wealth-awakening	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in a Hookah & Cigar Lounge
Purpose of loan:
The location was formerly a retail establishment and we are having it rezoned to be a caf? which allows us to serve tea and coffee along with hookah and cigars.?With this loan we will build-out a kitchen to enable us to add food to our menu, increasing profitability. The lounge will be ready to open Oct. 19th?now, but if we get this loan we will?build-out the kitchen and open Oct. 28th, making our grand-opening date Halloween weekend. We have used our own cash to open this lounge; this will be the only loan taken for the business. Because it is such a small amount and the rates are similar to those I could get from a bank, I decided to let other entrepreneurs profit instead of a bank. Our menu requires minimal kitchen equipment: a stove, a hood, three sinks and a refrigerator.

My financial situation:
I am a good candidate for this loan because I am responsible, have an excellent financial history and I have the financial wherewithal to pay back the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1996	Debt/Income ratio:	30%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	20y 2m
Amount delinquent:	$544	Revolving credit balance:	$11,822	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	steady-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card?debts.?

My financial situation:
I am a good candidate for this loan because?I will pay off my credit cards and?return the money as soon as?I can.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1992	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 12	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$122	Revolving credit balance:	$4,431	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peso-base	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law School blues, starving student
Purpose of loan:
I am currently attending my first year of law school. I am attending class full time, and working one day a week. Despite my best efforts, I am short about $3,000 for the semester. I need this loan in order to pay my monthly expenses and rent.

My financial situation:
I have borrowed money in the past and been responsible about paying it back. I currently cannot meet my expenses and with school it is not possible for me to work any more hours.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 225
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 75
??Food, entertainment: $ 75
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$159.00

Auction yield range:	3.27% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	29%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,164	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	shark72	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	820-840 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	820-840 (Jan-2008)
Principal balance:	$3,055.12	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Home improvement!
Purpose of loan:
This loan will be used to do some light upgrades to our kitchen, most of which was built during the Truman administration. I'm not tearing down the whole thing; just replacing some cabinets and countertops.

My financial situation:
I am a good candidate for this loan because I have terrific credit and I'd like to keep it that way. I'm both a borrower and a lender on Prosper and late payments make me sad. That's why I don't do that! I'm gainfully employed and I enjoy using Prosper because I can get interest rates lower than credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$267.66

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	10%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,619	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dough-brilliance2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Upgrade
Purpose of loan:
This loan will be used to buy an equipment for my business to increase clientele. Our company exists since 2006. We are a Full Service Medical Spa and Wellness Center. ?We?re located in a strip mall directly across from one of the most concurrent shopping mall in South Florida metropolitan area where an affluent part of town usually frequents. ?Our retail location is A-type rated and we have secured a 10-year lease at this facility.? Our target clientele is 70% women and 30% male in their 30?s, 40?s, and early 50?s encompass by upper-middle-class career-person, Mr. or Ms. professional, or average middle-class career-person: Mr. or Ms. hard worker. ?My wife is responsible for the day-to-day operations of the clinic and I am responsible for the sales and marketing components. ?She has been a medical aesthetician involved in health and beauty sector for over 10 years and she has a deep understanding on how to cater to this selected audience of clients.?

My financial situation: ??

I am a good candidate for this loan because..

.
1. I have a very good full-time job (software engineer) earning?$96,000/yr?

2. My mortgage is only $1400

3. My car paid

4. My wife car is also paid

5. We only have $300 in utilities
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$33,298	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compassion-bath	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car lease/ credit cards
Purpose of loan:
This loan will be used to? Payoff on car lease $1550 ($345/mo), Citi Card $1450 ( 60/mo), Capital one $950 ( $20/mo), Discover $3000 ( $80/mo). Total of payments is roughly $505.00. A loan of total $7000.00 will give me a lower monthly payment and I can use to savings to pay down other debts as well. Trying to get out of debt one step at a time.

My financial situation:
I am a good candidate for this loan because? as you will see in my credit profile, I have never ever been late not on one payment ever. It will help me pay down debt and improve my overall goal of paying down debt sooner. I applied for some debt consolidation loans that have not come through. Invest in me. I have always come through. Thank you for considering my request.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$291.33

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1986	Debt/Income ratio:	14%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,071	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sunny-dollar4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate credit cards

My financial situation:
I am a good candidate for this loan because? I'm very reliable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1979	Debt/Income ratio:	4%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,885	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-peso-maximizer	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closing costs
Purpose of loan:
This loan will be used to?pay closing cost on a 40 k home, banks wanted 17 k in?my bank to close loan, have all but approx 5 k.?

My financial situation:
I am a good candidate for this loan because?i have good income and this would allow me to purchase a great investment.? I have a govt. pension?(law enforcement)?and receive 40 k per yr.? I also am disabled by SSA and receive approx 23 k per year, also, I hold a owner financed note from a home in north carolina, monthly income 1,068 per month.? a 30 yr note with??twenty-seven years to go.? sold for 245k bal due 160,000.? I currently have one rental property I purchased one year ago.? THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,648	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	SHARKTIGER43	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off some debts and help out my mother since my father died of liver cancer on July 20th.? They were already having financial problems and my mother's fixed income can't take care of the bills.

My financial situation:
I am a good candidate for this loan because? I make over $50,000 a year and I will pay off several bills that will free up over $1,000 a month.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 50.00
??Car expenses: $?584.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.24%	Starting borrower rate/APR:	17.24% / 19.44%	Starting monthly payment:	$178.86

Auction yield range:	6.27% - 16.24%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1985	Debt/Income ratio:	23%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$77,338	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	order-american	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$250.07

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1997	Debt/Income ratio:	13%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$392	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	RodLee	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,100.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008)
Principal balance:	$2,033.52	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
African Ministry
Purpose of loan:
As you can see from the picture and have read from the listing, the purpose of this loan is for African Ministry. This is a picture of my wife and 2 children from the GULU region of Uganda. If you don't know about the conflict there PLEASE google the LRA, and the sick things they are doing to the people in the Sudan/Ugandan areas, and how our government is doing little to help this horrible conflict.
I set the interest rate at 10%. Why that rate you may ask? I set it there because frankly, The bible says to tithe 10% of your earnings. I think god would smile knowing that there are people who have a calling to help those in need. If your looking for a higher pay-back on your loan, please look elsewhere. But if you do decide to loan to my wife and I, Know that you ARE helping. I would be MORE then happy to send you pictures of how and what your $ went to while I am in Uganda.

My financial situation:
As you can see, my credit score has risen over a hundred points from the last loan I have gotten from prosper. Even if your aren't getting a GREAT return, you can feel secure that you will be getting your moneys worth by lending to Us.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 296747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1993	Debt/Income ratio:	57%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,434	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunburst3790	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Debt
Purpose of loan:
To pay off two credit cards with a total of around 10,000. A car and personal load will be paid off within 3 months.

My financial situation:
I am a good candidate for this loan because I have a steady job, legitimate income and prospect of earning more when additional coaching opportunities arrive.
Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 966
??Insurance: $ 152
??Car expenses:
??Utilities: $ 125 ????
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $ 25
??Credit cards and other loans: 225( this will be replaced)
??Other expenses: $ none - no kids at home anymore - changing the locks as we speak.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,249	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ih8jocks1692	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-760 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008) 760-780 (Feb-2008)
Principal balance:	$6,508.98	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,400.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$345.38

Auction yield range:	6.27% - 10.99%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1996	Debt/Income ratio:	33%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,788	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Martin5335	Borrower's state:	Georgia	Borrower's group:	KING FINANCIAL GROUP///100% CASH FLOW SOLUTIONS FOR YOU
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
refi car loan
Purpose of loan:
This loan will be used to refi existing car loan to short term (Payoff 36months vs 48) and lower interest rate.

My financial situation:
I am a good candidate for this loan because long time work history. (12yrs) at last job. Small side business (Home repair) not yet added to income, just started this year. I want to pay off this car (wife's Cadillac SRX) and buy a larger truck.

Wife's income 48K+ per year not included with my 50K+ yearly salary. Our credit is 720+ range.

Thanks.....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	48%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$59,815	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	responsibility-concerto	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for only about three months
Purpose of loan:
This loan will be used to?
My Mother passed away 2 days after she moved into her new town house. I own a
2-flat in another state. I spent 3 months renovating her home for market, the renovations were extensive. I?m asking for a temporary loan, until her house sells, to make her mortgage payments; my mortgage payments & her remaining medical & personal bills.
She put 80,000 down, the mortgage is $320,000, it?s being listed at $409,900.The profit should be $30,000 to $50,000. Home sales are up 28% in the DC area, already a stable
Military & Civil Service environment. We were laid off May 8th. Tomorrow 9/30, I am following-up on a fulltime position I was offered today. I have a very small part-time job with
Vietnam Veterans as a phone solicitor; I?m receiving Unemployment Benefits; I live in my
2-flat with tenants in the 2nd flat paying $1,300/month; I have 2 tax returns to submit for about $3,000 refund each, my Mother?s 2008 tax return refund for about $1,000; her pension & insurance policy should be $5,000.$12,000 in addition to the sale of her house. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	5%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	7	Length of status:	1y 7m
Amount delinquent:	$1,375	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	community-leader3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Investment - 4 month ROI
Purpose of loan:
This loan will be used to? fund a prosper loan for a friend and fellow Marine.?This loan will be paid back February?2010.?He is getting a loan for 6K. I have a little more than half and need the rest to fund the loan. The interest I will be offering him will be much lower than the prosper interest rate. This will do two things; 1. save him $300-$400 a month for his family and 2. make me some money. By getting a loan myself,?the initial?ROI will be lowered by 1/3 but it's ok because it's a guarantee. I need the funding ASAP to then fund him. If you have any questions please ask.

My financial situation:
I am a good candidate for this loan because? I work for the government in the military (USMC). As a 29 yr old, responsibility is highly instilled into my corps beliefs. I've made mistake in the past but for the past 3-4 years have worked extremely hard to fix and learn from those mistakes. This loan will be paid off in 4 months. This is a personal guarantee.

Monthly net income: $ 2200

Monthly expenses: $?$487
Phone????????????????????????$?25
College Grant??????????????$83????????(Haitian College Student)
Car Loan????????????????????$150???????(for my wife, I don't pay insurance or any car related bills)
Groceries???????????????????$125
Entertainment?????????????$40
Investment broker????????$29????????(Folio Investments)
Personal?& Misc???????? $35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$79.70

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1986	Debt/Income ratio:	59%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$49,290	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sophisticated-p2p	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? Pay the balance of my Son's college tution for the 2009 academic year.? He did not apply for enough funds and can not add an amount to his existing loan.? He will be?charged a new origination fee and the interest rate is very high for personal college loans.? Also, this is his last year and will be the final payment for college!!

My financial situation:
I am a good candidate for this loan because? My credit rating is very good to excellent and my financial situation indicates that a monthly payment for this amount of a loan will definitely be no problem for me at all.? Also, I always have and continue to pay whatever bills I have on time and have never been a financial risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 24.25%	Starting monthly payment:	$954.63

Auction yield range:	17.27% - 20.99%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1989	Debt/Income ratio:	73%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$55,060	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	revenue-casserole	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small credit cards
Purpose of loan:
This loan will be used to?
pay down debt by consolidation
My financial situation:
I am a good candidate for this loan because?
I pay all of my accounts monthly on time with no problems
Monthly net income: $
2696
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 443
??Utilities: $ 0.0?
??Phone, cable, internet:?0
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$669.26

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	43%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	19y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,085	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	compatible-leverage2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 27.32%	Starting monthly payment:	$67.60

Auction yield range:	8.27% - 24.01%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1994	Debt/Income ratio:	23%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,814	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-camaraderi-holly	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair
Purpose of loan:
This loan will be used to? fix my car with fuel injection issues, brakes, etc

My financial situation:
I am a good candidate for this loan because i have steady full time job and 2nd steady part time job.

Monthly net income: $ 3700

Monthly expenses: $ 2860
??Housing: $ 600
??Insurance: $ 150
??Car expenses: $ 460
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$200.49

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	20%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,888	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	BRET2973	Borrower's state:	NorthCarolina	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	780-800 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2007)
Principal balance:	$1,280.97	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
New Start New Business
Purpose of loan:
This loan will be used to? Purchase an existing Business from an owner which has been in business for 2 years this business at the present time sells ice cream and hotdogs along with drinks coffee and chips. This business has had no advertisment from the current owner. but does very well I plan on using this money to add a few things to the kitchen Stainless steel tables, steam kettle ,cooler , soft serve ice cream machine so that we can add a bigger menu to this resuarant which will include hot dogs, sandwichs, wraps, salads, soups chili, coffee, sundaes, shakes. His business has done good for himself and has a nice place with a steady flow of people already so money flow is already there. I am purchasing the business with my own money but need this addition money to do some new equipment to add more to the menu...I have a partner in this with me which is a chef and his wife and my wife will be running the cafe during the day and Him an I will be working at night preparing food ect for the next day. I have already had a loan with prosper with NO MISS OF PAYMENTS I hope you concider this and thanks for your time

My financial situation:
I am a good candidate for this loan because? I have never missed a loan payment with prosper and I have a good secure job working for the dept of justice this money again is just to purchase some equipment and supplies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1983	Debt/Income ratio:	42%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	11y 1m
Amount delinquent:	$25,606	Revolving credit balance:	$8,242	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	45	Homeownership:	No
Inquiries last 6m:	0
Screen name:	velocity-sensor	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
heat pump
Purpose of loan:
This loan will be used to? repay 401k for loan taken for heatpump

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$132.13

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1986	Debt/Income ratio:	47%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,832	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	firecom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$6,266.80	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Home Repairs
Purpose of loan: This loan will be used to pay for sewer work on my home.

My financial situation: I am a good candidate for this loan because I keep current with all my payments. I am working two jobs to meet my obligations and my wife just received a $600 a month net salary increase at her job. I have virtually no chance at being unemployed at my occupation with my current seniority. I thank you for your interest and assistance.

Monthly net income: $ 4600 (Does not include spouse's income)

Monthly expenses: $?3350
Housing: $ 1250???
Insurance: $ 200???
Car expenses: $ 100??
Utilities: $ 300??
Phone, cable, internet: $ 100??
Food, entertainment: $ 200??
Clothing, household expenses $?100??
Credit cards and other loans: $ 950??
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1986	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,763	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greeneyedlady613	Borrower's state:	Texas	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 560-580 (Aug-2007) 600-620 (Jul-2007) 520-540 (Nov-2006)
Principal balance:	$1,491.66	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Grandma Got Runover by a Reindeer
I am a 63 year young and lively step-mother of 7 (all grown), 24 grandchildren, and?6 great grandchildren.? I have been married for almost 10 years.? I was disabled in 1989, but have always managed to pay my debts.? I went back to work in 2006, only to be laid off six months later and back on disability.? I have been working part-time for more than a year.

Up until 2003, my credit was excellent.? My husband and I separated for several months, and with limited funs from disability; I was soon "buried" financially.? I have paid off all of?my old debts over the past five years.??I would like to consolidate?my current debt and so I can cut down on my monthly "outgo".? ALL my?debts are CURRENT, despite the low FICA score. I have NO delinquent accounts.? I am working on getting my credit?report cleaned up but it takes time. ?My monthly disability income is:? $1366.00.? My part-job brings in an average of $230.00 each week.? My husband lost his job in 2008, but was able to find a lower paying job, but?we had to move to accomodate his new job and that set us back a bit.?He pays the mortgage, utilities, insurance and some of the?household necessities.? I pay for my car,?my bills, and some of the household bills.? I need a new prosthesis and my co-pay will be about 20% of the total bill.? This loan will help me to lower my monthly payments. I have always been current on my existing Prosper loan.?I thank the group that funded my first loan and hope that they can see their way to do so again. I thank you for taking the time to consider this loan.? If you have any questions, please do not hesitate to contact me.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	14.27% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,171	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poxie	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off closed credit card accounts
Purpose of loan:
I plan to use this loan to pay off my credit card accounts that I have closed.? The reason for closing them was to get my debts under control.? I will use this loan to consolidate the debts and have a better interest rate and maybe a lower payment.

My financial situation:
Over the past several months I have been keeping close track of my expenses and have been cutting out all the unnecessary expenses so I can attack my debts more aggressively.? This loan will be just another means of cutting the expenses even more.

Monthly net income: $ 2450 ??

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 128.92
??Car expenses: $ 200.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 80.00 - misc. household
??Credit cards and other loans: $ 856.02
??Other expenses: $ 76.94
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,055	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,357.94	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?PAY OFF MY FIRST LOAN WITH PROSPER/?CONSOLIDATING MY CREDIT CARD DEBT TO ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB, AND I AM NEVER LATE ON MY BILLS. THE ONLY LATE PAYMENT SHOWING WAS WITH PROSPER AND THAT WAS DUE TO A BANK ERROR, THE PAYMENT CAME OUT THE NEXT DAY. I AM A CREDIT NUT I CAME OUT OF BANKO 5 YEARS AGO AND MY CREDIT IS NOW 720? SO I HAVE WORKED VERY HARD TO GET MY CREDIT BACK, I CAN ASSURE YOU YOUR LOAN IS SAVE.
DO TO A DIVORCE I HAD TO FILE CHPT 7. AND CAN ASSURE YOU I WILL NEVER GET IN THAT SITUATION AGAIN. I DONT KNOW WHY PROSPER IS SCORING ME SO LOW, UNLESS IT IS BECAUSE OF ONE WEEK LATE PAYMENT/ OR MY BANKO YEARS AGO. BUT I HATE GOING TO BANKS, AND I LOVE THE CONVIENCE OF THIS WEBSITE. THE REST IS UP TO YOU!!!!!!!!!!!!!!!!!!!? THANK YOU FOR YOUR HELP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$86.07

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1996	Debt/Income ratio:	8%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,704	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	geekguy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	10 ( 100% )	760-780 (Latest)
Principal borrowed:	$12,896.00	< mo. late:	0 ( 0% )	720-740 (Aug-2007) 700-720 (Jan-2007) 760-780 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Transfer Credit Card Balance
Purpose of loan:
To transfer the balance of my single credit card which has $2,700 on it and pay a lower interest

My financial situation:
I've borrowed money from prosper several times and already paid the loans back. I've borrowed money for a computer last year, and for furniture recently and paid them off. I'm also a prosper lender, I currently have about $3,300 in loans out to prosper members. I will more than likely pay this loan off this year and I like to finance my larger purchases. I have over $23,000 in stocks invested in my Etrade account and I also have two Foreign Exchange trading accounts open with FXDD with a total of $11,583 in that account.

Monthly net income: $ 5866

Monthly expenses: $
??Housing: $ 1140
??Insurance: $ 139
??Car expenses: $ 385
??Utilities: $ 100 +/-
??Phone, cable, internet: $ 150 +/-
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 300
? Discretionary spend: $ 1000 +/-

Total Outlays: $3,816
Leftover: $1,620 (Savings & Investments)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$669.26

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	20%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$105,027	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	clean-commerce	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase computer hardware
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	7y 1m
Amount delinquent:	$7,550	Revolving credit balance:	$7,638	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying investing software
Purpose of loan:
This loan will be used to? buy investing software, I am going to try it for 2 weeks and see the results. So far
?the posted results are very good. I would like to make a living doing this if it all works out.
My financial situation:
I am a good candidate for this loan because? I have not defaulted on any loans recently, all loans and CC are current, I have settled lots of my old debt and?the old
??????????????????????????????????????????????????????????????????? settled and delinquint should ?drop off soon.
????????????????????????????????????????????????????????????????????I have reviewed the trade record for the last month and the profit has been substantial. I hope to make vey good
??????????????????????????????????????????????????????????????????? money off this investing, I will be using $9,000 of my own to invest. If it does not work out like I hoped i am going
????????????????????????????????????????????????????????????????????to ?look for a second job to pay the loan.
Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $ 150
??Utilities: $?
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1973	Debt/Income ratio:	4%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	42	Length of status:	9y 5m
Amount delinquent:	$9,918	Revolving credit balance:	$0	Occupation:	Scientist
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gentle-gain1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get my car ready for winter
Purpose of loan:
This loan will be used to?get new tires, brakes, and get my steering fixed before winter.
My financial situation:
I have filed bankruptcy which makes it difficult for me to get a loan traditionally.? I can easily afford up to $300 dollars a month for a loan payment.
My credit report shows that I am behind on my mortgage, but I'm not.? I'm in a trial modification program and they told me it will show current as soon as the paperwork is completed and it's made permanant.
Monthly net income: $ 1960

Monthly expenses: $
??Housing: $?800
??Insurance: $
??Car expenses: $?100
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ as needed
??Credit cards and other loans: $ no
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$31.88

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1989	Debt/Income ratio:	28%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$467	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blivet1970	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest in Prosper
Purpose of loan:
This loan will be used to finance a portfolio.

My financial situation:
I am a good candidate for this loan because I have excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1980	Debt/Income ratio:	7%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,822	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a2190b	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	35 ( 100% )	840-860 (Latest)
Principal borrowed:	$15,500.00	< mo. late:	0 ( 0% )	760-780 (Jun-2008) 760-780 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Buying next motorcycle
Purpose of loan:
This loan will be used to purchase my next motorcycle 3 years from now.? I have a 1998 Honda ST1100 I bought used 4 years ago with 24,000 miles on it (see picture).? It now has 71,000 miles on it.? I love this bike.? In three years I will trade it in on a new ST1300.? However, Honda's are built in Japan and the dollar is about to fall vis a vis the Yen.? So I will use this money to buy the ETF for the Yen (FXY) in my ShareBuilder account.? So in 3 years I will have you paid off and in theory the bike I haven't bought yet (ST1300) will be prepaid for when I sell the FXY and walk into the dealer with my proceeds.? I want to hedge any dollar decline against the Yen by buying Yen now and paying off the bike in advance.

My financial situation:
I am a good candidate for this loan because I've had two Prosper loans paid in full.? I used one of them to catch up on my son's tuition at college and now I'm ahead on the 529 account.? (The 2nd loan is in process to be paid off) The other I bought futures on oil when gasoline was trading on the NYMEX last December at 83 cents a gallon.? I bought myself a 20 year supply as a personal hedge.? Now the world is awash in oil, so I sold the futures and paid you guys off plus my credit card debt except for the 1.99% one to Capitol One, since at that rate it is practically free money. Why pay it off?? Again, this loan is a hedge.? I'm locking in the price of the ST1300 now in case the dollar declines significantly against the Yen, which I believe will happen based on the news I'm reading.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	14.27% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	70%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	40 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	124	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$106,406	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-fervent-transparency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need To pay off BANKS!
Purpose of loan:
This loan will be used to? Pay off high intetest credit cards

My financial situation:
I am a good candidate for this loan because? My payments on my credit cards are real high,m never been late,I want to pay those off , so my total money out would be less

Monthly net income: $ 6000
Monthly expenses: $
??Housing: $ 1400
??Insurance: $ INCL
??Car expenses: $ 900????
??Utilities: $ 350
??Phone, cable, internet: $ 50????
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 750
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$312.13

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	38%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,822	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tthomashardie	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	660-680 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008) 620-640 (Mar-2008) 600-620 (Apr-2007) 620-640 (Mar-2007)
Principal balance:	$3,956.24	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Equipment for photography business
This will be my third loan through Prosper. The first I have recently paid off and the second is still active and current.

This loan is to continue to grow my photography business. The previous loans have helped me grow my business from a couple events a year to one major event every month and half. In addition I've been able to to take a number of smaller, quick, jobs since I have camera equipment at hand rather than renting equipment.

Specifically this loan is to buy a camera (my older body would be a "hand-down"), lens and flash for an assistant photographer. Also this will pay for more hard drives to store/back up my work photos. My business is growing and a number of events require an assistant. Having this equipment will help insure the look and quality of these images rather than relying on an assistant's equipment. I will also be able to draw more work by offering an assistant photographer as part of my package.

The following is a list of gear I am planning to buy with the loan:

Nikon D3 body - $4500.00
Nikon 24-70 lens - $1800.00
Nikon SB-600 flash - $240.00
Nikon battery - $100.00
Compact Flash memory cards - $100.00
Hard Drives -$500.00

This will leave me with a bit left over for potential repairs/maintenance to my photo equipment.

Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$338.97

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	45%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,551	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	encouraging-compassion7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Credit Card Debt
Purpose of loan:
This loan will be used to pay down my credit card debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time. I have a secure job- I have been a teacher for almost 10 years. I am married and the mother of one 13 month old. I own my home and?I am?financially stable. I would like to have the opportunity to pay off the credit card I have incurred and current credit card rates simply do not allow for this.
Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1984	Debt/Income ratio:	54%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	22y 4m
Amount delinquent:	$785	Revolving credit balance:	$15,361	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	charming-integrity8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting head back above water
Purpose of loan:
This loan will be used to?
Bring my finances back into good standing after over-extending myself to help family.
My financial situation:
I am a good candidate for this loan because?
One, I believe in paying my bills; not avoiding them and Two, this loan will enable me to access other monies and pay this loan off early.Quite possibly before year's end.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 145
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$38,564	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	understanding-social	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce Credit Card Debt
Purpose of loan:
This loan will be used to reduce credit card debt, reduce interest payments, rebuild a credit score, and bridge this difficult economy.? I monitor spending and need pay principal off to consolidate unsecured debt.? This is the best choice handle the debt.

My financial situation:
I am a good candidate for this loan because I have been working as an independent Executive consultant for over 5 years in an industry in which I have worked for over 25.? I own my home and live in it for 23 years, with recent appraisal of $360,000 and net equity of $130,000.? Over 15 years I held a credit score above 720 until a job loss in 2001 changed my financial picture.? I continually work to make more income and have just signed another contract.

Monthly net income: $ 5,200 -6,000.

Monthly expenses: $
??Housing: $ 1,500.
??Insurance: $ 84.
??Car expenses: $ 400.
??Utilities: $288.00
??Phone, cable, internet: $ 280.
??Food, entertainment: $ 600.
??Clothing, household expenses $ 30.
??Credit cards and other loans: $ 2,300.
??Other expenses: health and disability insurance $ 378.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	49%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,976	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	8
Screen name:	Prospect0579	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	38 ( 95% )	600-620 (Latest)
Principal borrowed:	$10,450.00	< mo. late:	2 ( 5% )	640-660 (Mar-2008) 660-680 (Aug-2007) 540-560 (Jun-2007) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
LOOKING FOR 3RD PROSPER LOAN
Purpose of loan:
This loan will be used to buy new furniture and do minor repairs to a home i just purchased.
This will be a temporary loan till I recieve the $8,000 stimulus credit. Once I recieve the credit I will use it to pay off this laon that I'm asking the prosper community to invest in.

My financial situation:
I am a good candidate for this loan because I have paid off both of my prior prosper loans. I am?
a responsible individual and?make sure that my bills are paid on time. I was a few days late on my previous?
loans because?us?bank closed my checking account and all payments that were going through got rejected.
The process that prosper makes to add an account?made me late a few days because of their verification process.
I?would like to mention that?I have a steady job with additional overtime available if needed.?

Monthly net income: $ 2145
Monthly expenses: $
??Housing: $520
??Insurance: $60
??Car expenses: $140
??Utilities: $ 80
??Phone, cable, internet: $ 56
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $ 120

? Total: $1,276
? Remaining: $ 869

? *** I would like to note again that this is a temporary loan till I get my stimulus check. ***

? Thanks for looking and hope u invest in me again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2000	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$92	Revolving credit balance:	$4,572	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	economy-labyrinth	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 44,000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 252
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	51%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,224	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hope-awakening3	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVENTORY AND EXPANSION
Purpose of loan:
This loan will be used to build and finance my business I need to expand & purchase vehicles & promote

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1996	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$79,780	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	upbeat-marketplace	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to attack one of many credit cards that I used to remodel my home.? The banks have taken advantage of this recession, as many of you know, and have lowered my available credit, as well as raised my interest rates, all without me ever missing a payment.? I have several cards that had very, very large available credit lines and had credit running on them that was at or around 7%.? Bank of America, Washington Mutual (Chase) and worst of all Advanta has changed my rates over the last several months.? Some I have paid off, some are almost paid off.? The worst one is Advanta (which is now out of business).? They raised my rate from 3.99 to 30.99%.? I have paid down the $12,000 that was owed down to $4000, but I want out from under the burden of such high interest ASAP.? This loan is a test of Prosper.com, as well as a step in getting rid of one more corrupt credit card company.

My financial situation:
I am a good candidate for this loan because I never miss a payment.? I also have a very good paying job in a necessary field, even in this economy.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?150
??Car expenses: $ 0
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 15.37%	Starting monthly payment:	$52.01

Auction yield range:	3.27% - 14.01%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	13.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,334	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	historic-income	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Risk, High Reward
Purpose of loan:
This loan will be used to purchase baby furniture and accessories.? My wife and I are expecting twin girls in December.

My financial situation:
I am a good candidate for this loan because I have a credit score above 750 and pay off all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,953	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	awesome-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card bills and hospital bills.

My financial situation: is getting slightly more difficult these days because I needed surgery this year. But before my surgery, my FICO score was 760 and my payment history was and continues to be very strong.
I am a good candidate for this loan because I work for one of my state's largest employers and I have job security. I have a steady paycheck and would like to pay off my debts as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1956	Debt/Income ratio:	50%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,246	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blugeen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$1,877.14	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper Loan :No Late Payments
Purpose of loan:
This loan will be used to?purchase new refrigerator, pay medical bills, and substantially reduce my credit card debt.
My financial situation:
I am a single active grandmother who loves cats.I?receive social security and work p.t.12-16 hrs.wk.I always have enough to pay my bills and live month to month,but I don;t have much cushion.I need a new refrigerator and have about 700 in medical bill I want to pay off.I also want to pay down my credit card debt from about 95% to 20%.Doing that will reduce my monthly credit card payment,increase my credit score significantly, and leave me with enough cushion should the need arise.

My (recent) credit history:
Since receiving my 1st. Prosper Loan 14mos. ago Every Payment has been made on time and all other obligations have been paid on time for the past 4 years.

My (past) credit history:
Until 2003 I had always paid my bills on time and had excellent credit.But in 2003 after going through a messy divorce
I was forced to file bankrupty.Since that time I've been slowly trying to repair my credit.Even though I had several delinquent accounts around that time every creditor not included in bankrupcy was eventually paid.I'm sure any loan
I receive?here will be paid in full and on time without fail.

Monthly net income: $ 2400????? 1600 soc sec
????????????????????????????????????????????????? 800 part time work
Monthly expenses: $ 1800
??Housing: $ 590
??Insurance:?$85
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 110
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??1st Prosper loan : $ 115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$68	Occupation:	Food Service
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	7
Screen name:	bonus-supernova	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS EXPANSION
Hello first off thank you for taking the time to read my request and loan application , I have been a small business owner of a profitable cafe for close to 5.5 years. I have never been late on my rent or payments to my suppliers, the key to my successful business is that it is a small location and I'm an owner -operator I have two part time employees , we do a tremendous lunch business , I'm looking for extra money to expand my business at night to start serving dinner and with that I would like to add a beer and wine license I believe that will increase business for me . I would use the money for improvements as well as equipment purchases. I will also look to add video poker machines to my business as that will create an easy an great amount of profit ,the average retail outlet brings in about $ 75,000 a year from video poker revenue, again thanks for the chance to hear me out and hopefully I can get this help to expand thank you so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,312	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Eth	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card balance
Purpose of loan:
This loan will be used to? pay off my high interest credit card.

My financial situation:
I am a good candidate for this loan because? I have a steady job and plan on paying this loan off in half the time or sooner than the 36 months allowed.? I need to get rid of this high interest credit card.

Monthly net income: $ 2,800.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 60.0
??Utilities: $ 98.00
??Phone, cable, internet: $ 160.00
??Food: $100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,721	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nickel-hawk	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate some of my higher interest credit cards.?

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.? I am a very responsible person who would like to pay off my credit card debt so I can begin adding money to my savings account.? As of October 9th, I began working a second part-time job to help with paying off my debt.? My car will be paid off in 10 months.? At that time I will be able to pay more to my credit card debt.? I would like to pay off the higher interest rate credit cards sooner so I will be paying more to the debt and not the interest.

Monthly net income: $ 1885.00

Monthly expenses: $ 1755.00
??Housing: $ 450.00
??Insurance: $ 95.00
??Car expenses: $ 390.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.09%	Starting borrower rate/APR:	34.09% / 38.22%	Starting monthly payment:	$44.72

Auction yield range:	11.27% - 33.09%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,631	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-cargo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hol/invest/iam now a lender also
Purpose of loan:
This loan will be used to?? vac/and invest in prosper as i have already started

My financial situation:
I am a good candidate for this loan because? sec security next year

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1988	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	16y 1m
Amount delinquent:	$1,634	Revolving credit balance:	$5,904	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wonderous-bazaar2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to?for?home improvement?

My financial situation:
I am a good candidate for this loan because?have stable income?

Monthly net income: $ 3600 also my husband makes 3600 and we have additional income from foster care 1200

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 139
??Car expenses: $ 1000
??Utilities: $ 140
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.63%	Starting borrower rate/APR:	22.63% / 24.90%	Starting monthly payment:	$962.93

Auction yield range:	8.27% - 21.63%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1994	Debt/Income ratio:	22%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$54,132	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	healthy-deal	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating apartments
Purpose of loan:
This loan will be used to?
renovate an apartment building I have just bought.? The Phoenix area real estate market has tanked to unbelievable lows.? I used all the cash I could get to buy a fourplex that is cashflowing over 1000 a month from day one.? I have a vacant unit and would like to remove the popcorn ceiling, get new appliances and make some repairs on the whole complex to modernize and make it nice for my tenants.? I REFUSE TO BE A SLUMLORD!!!?

My financial situation:
I am a good candidate for this loan because?
I am an experienced real estate investor with four other properties.? I have excellent credit and make a good income from my "day job" and the other rentals.? I have maxed out what I can get traditionally and am looking at having to renovate with a credit card and thought I'd give this a shot because I love the idea of peer to peer lending.? Give me a shot with your money.? You won't be disappointed.? I promise you that.? Also you'll be doing good by helping put money into revitalizing and modernizing a property that could use a little love and providing a nicer place for people to live.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$382.68

Auction yield range:	11.27% - 21.15%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	32%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$54,551	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Thedebtfreeone	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay down credit card bills. I am trying to get a?rate that will?not stress me out, but give me the?opportunity to pay the bills. I realize that I'm?quite overextended with regard to the current income to expenditure situation.?

My financial situation:
I am a good candidate for this loan because I am willing to pay my bills and not just dlay them, or pay through the debt adjustment system. Banks are not willing to work with the individual yhey prefer to work through the third party entity.?

Monthly net income: $4510

Monthly expenses: $
??Housing: $ 2680.00
??Insurance: $?N/A??Car expenses: $ N/A
??Utilities: $139.00
??Phone, cable, internet: $ 321
??Food, entertainment: $ 350.00
??Clothing, household expenses $
??Credit cards and other loans: $57,284.61?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	44%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,533	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Alish1974	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$4,362.44	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
I need a new transmission
Purpose of loan
To fix my transmission on my Dodge Neon

My financial situation:
I am a good candidate for this loan because I have steady employment and always pay my bills. My credit rating may not be the best but I'm not late on any of my debts and would like to keep it that way. Your help would be greatly appreciated!

Monthly net income: $ 2200 + I also receive an additional $800 in support =? $3000

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 90
??Car expenses: $ 285
??Utilities: $ 25
??Phone, cable, internet: $ 25
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 700
??Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$95.64

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1986	Debt/Income ratio:	10%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	24y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,062	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pure-payment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff
Purpose of loan:
This loan will be used to?pay off debt?

My financial situation:
I am a good candidate for this loan because I chose to pay my debt instead of walking away from them
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$107.35

Auction yield range:	8.27% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,001	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-investment0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Thank your for viewing my listing, I would like to use this loan to pay off two of my credit card balances and avoid shifting interest rates. While also proving to the Prosper lenders that I am a creditworthy borrower.

My financial situation:
I am a good candidate for this loan because I have a steady job, I have been with my agency over four years. I am also a basketball coach outside of my full time job. I have worked extremely hard over the past 5 years in order to improve my credit history; I have consistently made all payments on my credit cards and auto loan over the time period. All my accounts are in good standing and this loan will help erase the headache of increasing interest rates on my credit cards. The loan would remove a bulk of my debt and allow me to repay the loan in full before the three-year time limit.

Please feel free to contact me if you have any questions.Monthly Net Income: $2300-$2600
Monthly expenses: $ 1540
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$312.13

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1999	Debt/Income ratio:	67%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$25,413	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	natural-dedication	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt-better life for family
Purpose of loan:
This loan will be used?to reduce credit card debt.? I am one year into marriage with one 3 1/2?year old?daughter.? We currently live with my parents and wish?to provide our daughter with a better life, through us being more financially secure.? By?paying off some debt, this will allow us to buy a house?and provide better?for our child, giving her more opportunities.? ?

My financial situation:
I am a good candidate for this loan because I?have been?in the same line of work for almost 9 years.? I got laid?off from?my job in February 2009 and?started my current job in May.? I am in banking, so I?know how?people should handle?their money.? Unfortunately, as a newly graduated high school student in 1999, credit card companies were throwing?cards at me and I did not know any better.? I am?still digging out of this huge?hole, and this would be a great way to start.? I am motivated to?do this for my husband and my daughter.? My?husband and parents have helped me over the years as much as they can.? I want to do this for them.?

Monthly net income: $
1700.00
Monthly expenses: $
??Housing: $?
?????Insurance: $
??Car expenses: $ 306
??Utilities: $ 100
??Phone, cable, internet: $103
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$235.87

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2005	Debt/Income ratio:	11%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	5	Length of status:	5y 7m
Amount delinquent:	$24	Revolving credit balance:	$53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	durability-titan1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I ran into a situation of borrowing too much from credit cards. it look really bad now? and really need this loans so that i can pay off all my credit cards.
i never had miss a payment before or now. i looking for walk to get this loan.......... please help me

Monthly net income: $ 2500 to 3000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet:$ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1974	Debt/Income ratio:	59%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$76,732	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 640-660 (Jul-2009) 620-640 (Oct-2008) 640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Heating Unit
Purpose of loan:
This loan will be used to replace heating unit.

My financial situation:
I am a good candidate for this loan because, I have borrowed two loans and payed them both off. I am a prosper lender and borrower?since 2006.
Monthly net income: $ 2850??

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70
??Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300,??Clothing, household expenses $?75,?
??Credit cards and other loans: $ 1050
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$157.84

Auction yield range:	3.27% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	8%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wellington_Properties	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vending equipment
Purpose of loan:
Purchase a vending machine to be used in an existing location, the snack machine does 500 -800 per month so I expect the soda machine will do around 900 -1200

My financial situation:
I have little debt and I have good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 27.32%	Starting monthly payment:	$99.41

Auction yield range:	8.27% - 24.01%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1987	Debt/Income ratio:	9%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,636	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	happygardener	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to? Payoff two credit cards.

My financial situation:
I am a good candidate for this loan because? I have an excellent and stable job.? I am a very responsible person who itakes my financial obligations very seriously..??Five years ago I experienced a double-whammy when I experienced an illness and was not able to work for more than a year.? Consequently i have a few medical collections on my credit report (now paid).? These collection records seem to make it difficult to obtain new credit at a reasonable rate.? I would prefer to give someone here the opportunity to make a good return, rather than the credit card companies..? I like the peer-to-peer lending philosophy and would like to become a trusted member here, and in time be able to loan money to others.

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 2265
??Insurance: $ 50
??Car expenses: $ 50(gas)
??Utilities: $100??Phone, cable, internet: $?75
??Food, entertainment: $ 400
??Clothing, household expenses $25
??Credit cards and other loans: $ 200
??Other expenses: $ 1500 (sons rent/misc. soon to be $1000)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	48%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$50,041	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	powerful-credit0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debts
Purpose of loan:
This loan will be used to? pay off a part of my existing debt and lower the interest payment of my credit cards.

My financial situation: is very good, i have been working as a manager for over 15 years and have very good job security.
I am a good candidate for this loan because? I have never missed a payment and I always pay more than the minimum. I have a husband that pays for most of the monthly bills and also the mortgage payment for our home.

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 280
??Car expenses: $ 0
??Utilities: $ 800
??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3200
??Other expenses: $ 450
Money that goes to Savings: 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$300.74

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	18%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,366	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transaction-admirer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill consolidation
Purpose of loan:
This loan will be used to? consolidate our high instrest loans that doesnt seem to ever get smaller and having to write out numerous checks to creditors.

My financial situation:
I am a good candidate for this loan because? I have paid my bills on time and for many years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 15.36%	Starting monthly payment:	$34.67

Auction yield range:	3.27% - 14.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	13.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$66,668	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	listing-photon	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Providing Micro Loans
Purpose of loan: This loan will be used to provide short term micro-loans to people in need
I wish to help people who are in a difficult situation due to the economic recession, perfectly responsible and prudent people are in trouble. Sometimes they just need to borrow a small amount to tide them over. I am starting small by helping only people I know. By coming to Prosper I can use the power of people to help other people in a socially responsible way.

My Financial Situation
I have a history of paying all my debts on time, and have enough funds already earmarked in a money market account to pay of this loan in a timely manner, thus ensuring that you as an investor are confident that you are investing in a low risk investment. I am using Prosper to build my base of investors who can help me achieve my goals of lifting people out of poverty, whilst enjoying a good return on their money.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	11.27% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	38%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,188	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payoffdebt2day	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
~Consolidate My Credit Card Debt~
Purpose of loan:

This loan will be used to consolidate my credit cards.
Our current Credit card debt stands at $27,788.13 as of 9/30/2009.I have a total of 7 credit card that?I will close and pay off with this loan.? My financial situation:

I am a good candidate for this loan because I can afford it and will be able to repay the loan without any problems:

Here is our?current budget:

Take home pay: $4,800Rent/Utilities: $480Car Payment: $604Insurance (Car, Disability,Life) $250Student Loans - $1,000Credit Cards - $1,200 (This is currently more than minimums)Fuel for Vehicles - $300Groceries/Household - $300Please note, the aforementioned budget excludes my husband's income;however, includes all of our household expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	39%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,459	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	supreme-peace	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Learning Lessons
Purpose of loan:
This loan will be used to? pay off credit card debit used to furnish my newly purchased?home. I went from a one bedroom apartment, to a three bedroom, living room, family room, dining room, 2 bath...when I awaken from my dream, real issues arised when asbestos fell from under the home's siding and to have it properly removed and rewrapped cost $10,000 and my 99 mustang needed a new transmission.....now I'm learning a harsh lesson...save for rainy days not sunny dreams.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time every month. My job is secure (thank God), I'm a licensed practical nurse at a steadliy growing surgery practice (www.chrias.com), who is preparing to take the state boards to become a registered nurse (thanking God, again) Also in the process of obtaining a part-time job to help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1993	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	10y 3m
Amount delinquent:	$15	Revolving credit balance:	$9,883	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	iambrown	Borrower's state:	NorthCarolina	Borrower's group:	EMS, FIRE, POLICE, MILITARY
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007) 620-640 (Oct-2006) 640-660 (Sep-2006) 640-660 (Jul-2006)
Principal balance:	$2,411.40	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards. Banks keep increasing rates and charging new fees. Ready to pay them off and move on.

My financial situation:
I am a good candidate for this loan because? I have no late payments. My employment situation is stable. Plan on buying dream house in a couple of years and would not want anything to get in the way. I'd rather pay a fixed rate back on what i owe then to pay the bank ever increasing fees and interest rates.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $?833
??Insurance: $ 200
??Car expenses: $ 365
??Utilities: $ 180
??Phone, cable, internet: $ 115
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 900
??Other expenses: $ 1900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,100	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unafraid-bid	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Hi, I'm a good student who just needs a tiny bit of financial padding right now. My credit is EXCELLENT. The loan will be re-paid with no troubles at all.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1996	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	12
Screen name:	alhamaes	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Patriotic Non-Profit
Purpose of loan:? Many of our leaders have forgotten that democracy is government that is responible to the people, they no longer adhere to the principles stated in the American Declaration of Independence?and The Constitution. Increasingly they are changing America from the Land of Opportunity to the land of bailouts and government programs. I propose to use the proceeds of this loan to start a non-profit?to educate people about the principles that this country was founded upon and help Americans in supporting candidates?who pledge themselves to the principles of the American Declaration of Independence, the concept of limited government consistent with our Constitution,?our?capitalist economic?system. Proceeds will?fund?a professional website and provide initial working capital.
My financial situation:?In response to a leaflet that spoke of the opportunity, my grandfather can legally to this country after WWI.?Injured in a coalmine,he later worked as a janitor?To pay the rent for their house in Brooklyn the family?rented rooms. After only two years of HS, my dad dropped out to help support the family.?He fought in WWII and at 89 still?marches with veterans each 4th of July. Brooklyn born I worked hard to?attend college.?I went on to secure three teaching certificates placing in the 98th percentile in my area of expertise. Three of my five siblings also graduated from college. My grandparents never attended hs, my parents never graduated hs, and today I teach hs. That is the promise of America. In the 1990s, I started a small internet business?in my parents' basement. I moved the business to Silicon Valley and took it public. Unfortunately, we subsequently merged with a larger company that did not survive the dot com crash. For the past ten years I have been teaching Government and Economics and I am tenured at a public school with an excellent salary. My low credit score is the result of? tax obligations that I paid from the internet business. While I am still contributing towards my son's last year at college, I have a positive cash flow and very little debt. This nation's forefathers pledged their lives and fortunes in seeking to establish this great nation of freedom and opportunity. In starting this non-profit business, I willingly make a similar commitment to devote my efforts to the success of this organization and my income to repay this obligation.This investment is better than gold. Its an investment in your future and the future of your children. Its an investment in us, in The United States, there is no better investment!

Monthly net income: $ 5,800

Monthly expenses: $ 4150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$79.73

Auction yield range:	6.27% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	13%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,577	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2ploan-captain321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing high-interest debt.
Purpose of loan:
This loan will be used to help pay down my High-Interest Credit Card. I'm tired of paying $200/month in interest to the bank and this will help me pay it off faster. I?d rather pay interest to lenders who actually care about other people?

Combined, pre-tax income between my wife and I is nearly 70K/year. This loan will knock my credit balance down to 10K; was almost 15K, but I?ve managed to get it down to 12K. With Christmas coming, I want to try and aggressively pay down this high-interest debt. Take-home income = 4000 Mortgage -1200
Groceries -400
Gas -120
Utilities/cable/internet/cell/misc -1100
Total Expenses = -2820

Total Available/month = 1180The monthly payment for this loan should be around $80/month. This loan will reduce the interest I?m paying to the bank by approximately $35/month. I will have no trouble paying the $80/month for this loan. I will be using Prosper?s auto-payment system. I always keep a minimum balance of more than one-month?s expenses in my checking account, so there is no chance of a payment missing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	12%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,763	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	arizonasky	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Food Service Company
Purpose of loan:
This loan will be used to? create the funds necessary to start a new door to door food service business specializing in high quality steaks and seafood. My partner and I have a combined total of over 40 years experience in the area of Direct Selling. I have personally sold over $40 million in timeshare sales alone. These funds will be used to secure a lease agreement on a small 1,000 sq ft office warehouse space, to set up lease agreements for two small?delivery trucks including the refrigeration units, signage, insurance, uniforms, flyers,?one sales manager, and some of the product costs. Additionally,?we are raising?$25,000?for other capital needs and are contributing $25,000 of our own?funds to lauch this new business. ??

My financial situation:
I am a good candidate for this loan because? I will still continue my current job in sales and have a yearly income that allows me to repay this small loan as the business builds itself. This is a cash daily business and our projections indicate we will bring in over $23,000 a month in sales with costs of under $10,000 a month which includes the repayment of this loan. We plan to open in a conservative fashion with only 2 trucks on the road, Our business plan calls for?10 trucks and a monthly gross income of $115,200 a month by year 5. This is a great business opportunity which takes into account the desire and need for consumers to save substantially by ordering and purchasing their steak and seafood from us directly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1996	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$31,557	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	equitable-note2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce interest rate
Purpose of loan:
This loan will be used to?
I will use this loan to consolidate debt and reduce my interest rates.
My financial situation:
I am a good candidate for this loan because?
I have a long history of paying as agreed. My credt rating is low due to credit card companies lowering my limits and increasing my interest rates. I want to get out of debt. It is?very imporatant for me to?create long lasting business relationships. I will definelty pay on time with a lower interst rate since I already? pay on time with my current interest rates.
Monthly net income: $ 2491

Monthly expenses: $
??Housing: $ 1371
??Insurance: $ 148
??Car expenses: $390
??Utilities: $?400
??Phone, cable, internet: $ 225
??Food, entertainment: $ 200
??Clothing, household expenses $ 70
??Credit cards and other loans: $ 909
??Other expenses: $ gas-200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,736	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	inventive-deal	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1999	Debt/Income ratio:	9%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,871	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	orange-transparent-power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying my dad funeral
Purpose of loan:
This loan will be used to? cover my dad funeral

My financial situation:
I am a good candidate for this loan because?? i well do?everything's to pay this loans also i works to hard.

Monthly net income: $ 8,200

Monthly expenses: $
??Housing: $ 1,050
??Insurance: $ 60
??Car expenses: $ 320
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1984	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$80,307	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flowerbuddy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2008) 740-760 (Dec-2007)
Principal balance:	$14,477.16	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay off credit card debt
Purpose of loan:
This loan will be used to? pay off a higher balance credit card and continue to improve my? credit score.

My financial situation:
I am a good candidate for this loan because??
I have excellent credit rating ,
I am proud of My FICA score which is over 700 ,?I would like to?make it even better and?get it past 800+
I have been a responsible business owner since 1984, and have?NEVER been late on payments to lenders.
I would like you to consider me for this loan request because?I am a good, solid investment.
I have over 22 years of Excellent credit and on time payments with zero delinquencies.
I have another prosper loan which i have been current on for over 17 months now also.
This loan will help me pay off one credit card with high balance and improve my fica score a bit more.

Thank You.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$267.88

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2003	Debt/Income ratio:	7%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,718	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tripitaka	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 720-740 (Oct-2008)
Principal balance:	$573.37	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay off credit cards
I've had some unexpected expenses and run up my credit cards to the tune of almost $10000 or so, and I would rather pay that off through investors in Prosper than deal with the high interest rate (going up to 30 percent!!!!) on my credit card. I am employed full time in a stable job, which I have worked at for around 4 years. I am also very responsible in paying off my debts. This would be my second loan here. Last year I borrowed $4000 and have around $600 of that debt outstanding. I have never been late or missed a debt payment and I never plan to, both for reasons of honestly and protection of my credit rating. My credit rating has recently fallen because of the credit card debt and I want to reverse this.

My credit card debt is the largest expense I have, which is why I am committed to paying this off as my first priority. After tax, 401K and other deductions I take home around $3600 per month, and from that I pay $1500 month in rent and around $150 on cable, electricity and gas. I live in New York and don't have a car, but pay another $90 a month for public transport. Aside from food, which I guess may run to a couple of hundred a month, I have no pets and no other expenses and am committed to using the funds to get debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$291.33

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$50,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-refined-contract	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Television Adds for Christmas
Purpose of loan:
This loan will be used to purchase three, six minute television spots on a morning news broadcast in the Milwaukee, Wisconsin market. We currently have our products in Four stores in the Milwaukee area as well as a newly launched web presence at www.beerescued.com. We will use this loan to purchase the advertising to drive customers to the stores and to the website as well as use the loan to purchase the raw materials and packaging to supply the created demand.

My financial situation:
I am a good candidate for this loan because I possess 24 years of successful business ownership and have compiled a strong and talented team of managers to assist in the building of our company. We currently sell our Bee Rescued Brand Propolis Care Products in over 85 natural products stores around the country? with more stores adding our line to their inventories on a daily basis. We are a strong, up and coming national company. Partner with us today!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1988	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	31y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,559	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	52	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	towering-loot	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnish new home
Purpose of loan:
This loan will be used to?furnish new home & add garage cabinets?

My financial situation:
I am a good candidate for this loan because? I have a fulltime job in a critical field?

Monthly net income: $ 5,000.

Monthly expenses: $
??Housing: $ 1040.00
??Insurance: $ 108.00
??Car expenses: $ 600.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00? Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00 Credit cards and other loans: $250.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.90%	Starting borrower rate/APR:	28.90% / 31.26%	Starting monthly payment:	$188.33

Auction yield range:	11.27% - 27.90%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1989	Debt/Income ratio:	25%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,561	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	immaculate-worth	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and bills
Purpose of loan:
This loan will be used to? Pay off two credit cards and other assorted bill I have accumulated over the past few years.

My financial situation:
I am a good candidate for this loan because? I am a hard working and honest college administrator and adjunct professor. I earned my doctorate a few years ago and am determined to improve my current financial situation and professional status at the University. I try to be "on-time" with all my bills and have built a good relationship with my bank and credit union.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1991	Debt/Income ratio:	36%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,995	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dupa1998	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 680-700 (Jul-2008) 640-660 (Jun-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
E rating w/good credit
Purpose of loan:

To consolidate and pay down?debt.

My financial situation:

Single mother, working to rebuild credit score, after custody expenses.? Employed with the federal governmnent for more than 18 years.??

Credit score is low, but as you can see, I do not have?any negative and/or?delinquent items.? HR to E in 30 days, that's progress.

Previous proper borrower,?account paid back in less than 60 days.? There will be no problem with me paying for this?loan, if?funded.???

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.46%	Starting borrower rate/APR:	25.46% / 27.77%	Starting monthly payment:	$1,000.09

Auction yield range:	17.27% - 24.46%	Estimated loss impact:	35.91%
Lender servicing fee:	1.00%	Estimated return:	-11.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,589	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enriched-peso8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS OPERATIONS
Purpose of loan:
This loan will be used to cover expenses related to the marketing and distribution of our services. We have created a company that is promised to increased cunsumption within the companies involve with us. Been the fact that will be acting as middlemen to increase the sale of this companies in some of them up to $1,000,000.00 in a 18 month time frame. The least sales increase we proyect for some of the small?companies will range $50,000 to $250,000.00. There is about 15 differents business that are willing to give us a profit margin of about 25 to 40% of the sale as long as we collect only on completed or paid uf front?sales. In the other hand we aimimg the sales to a specific market that range between ages of 6 to 18 years of age and there parents that so far show an amaizing interest in the advantages presented in exchange. Get to all of those will cost few thousand dollars in operating expenses?

My financial situation:
I am a good candidate for this loan because the accounting skills and the ability so far of finding people to invest some of their services and knowledge in the business already. I have had business in the pass and we are using big part of this efforts and profits to create an enterpreneurship curriculum for schools primary grades from 1st grade to High Schools. This will be a standard pilot program to be expand to all 50 states eventually including their respectives business regulations and county rules.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	33.17%	Starting borrower rate/APR:	34.17% / 36.61%	Starting monthly payment:	$134.30

Auction yield range:	17.27% - 33.17%	Estimated loss impact:	26.96%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1993	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	3y 7m
Amount delinquent:	$60	Revolving credit balance:	$5,165	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sdiva	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$650.74	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help with Debt Management
Purpose of loan:
Hello! Prosper.com has previously helped me to visit Paris for the first time, and I can't tell you how extraordinary and beautiful my trip was! :=) Thank you to everyone who assisted me with my first loan. Now I'm asking prosper to help me pay off a few?small?bills that have begun to pile up due to higher interest rates.

My financial situation:
I am a good candidate for this loan because I have a stable, full-time job that is secure. I work in a University setting, and my paychecks are steady. I have consistently paid my first loan on time.?This loan is to cover payoff of my first Prosper loan and go towards another bill that also carries a high interest rate. The one delinquency that I had?listed on my credit with a furniture company that sold me an incomplete bedroom set two years ago has been resolved and should be cleared off my credit by now, if it already hasn't. ( I?am currently verifying). There are no other "hanging" issues on my credit and my good faith efforts to clear my past due debt should be reflected. Right now, I simply need a little help clearing up a few small bills.

Monthly net income: $ 2336.00

Monthly expenses: $ 1905.00 Total
??Housing: $?955
??Insurance: $ 25
??Car expenses: $?95
??Utilities: $ 65
??Phone, cable, internet: $?190
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?375
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$84	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-compatible-peace	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:? This loan will be used to pay for my college education at Baylor University.? I'm majoring in Medical Humanities with a minor in Chemistry.?

My financial situation: I am a good candidate for this loan because I'm a hard working student with good grades.? I'm currently on the honor's roll with a 3.00 GPA.? Due to the decline in the economy, my father's salary was cut in half and this lead to our family?s financial hardship.??

Monthly net income: $ I'm enrolled in 18 hours this semester, which doesn't allow me to work during school.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	15%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	28y 6m
Amount delinquent:	$16,153	Revolving credit balance:	$17,075	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skeeter67	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (Jul-2009) 680-700 (May-2008)
Principal balance:	$1,526.36	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay of cards in 36 months

My financial situation:
I am a good candidate for this loan because? I always pay my bills

Monthly net income: $ 4250????????

Monthly expenses: $
??Housing: $ 350????
??Insurance: $ 100
??Car expenses: $ 471
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 21.22%	Starting monthly payment:	$54.79

Auction yield range:	17.27% - 17.75%	Estimated loss impact:	25.98%
Lender servicing fee:	1.00%	Estimated return:	-8.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$360	Revolving credit balance:	$839	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	640-660 (Aug-2009) 580-600 (Aug-2008) 560-580 (Jul-2008)
Principal balance:	$2,226.97	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino?in September. As well as for minor car repairs and to repair my garage at my home.?

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was accepted into the program, so this is my only chance.Please help me fulfill that dream so I can continue to help numerous students. I? know I can make a difference in childrens' lives and this degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	15%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,678	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-funds-concerto	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off house
Purpose of loan:
We have relocated to Houston to start new jobs and are selling our home in Atlanta, GA. We are taking a loss on our home and need to take a loan to make up the difference between the balance on the loan and the selling price. We believe that it is our debt and do not expect the government or banks to bail us out, we would rather take out a loan to pay back the difference and preserve our credit scores.

My financial situation:
My wife and I both have stable, well paying jobs and once the house is sold we will easily be able to pay off the $25000 in 12 months as we will no longer have a monthly mortgage payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1981	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	2y 5m
Amount delinquent:	$255	Revolving credit balance:	$3,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sage241	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off several credit cards to create one payment per month

My financial situation:
I am a good candidate for this loan because? I have a stable job and with consolidation can easily make this payment

Monthly net income: $ 2600 plus spouse's retirement of $3910/mo

Monthly expenses: $
??Housing: $ 1163.00 (includes taxes and insurance)
??Insurance: $ 234.00 (auto/life)
??Car expenses: $ 0.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?150.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	35%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,893	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LittleKellyD	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$2,724.35	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off ProsperLoan and then some
Purpose of loan: Bill Consolidation
This loan will be used to? pay off high interest credit cards and personal loans

My financial situation:
I am a good candidate for this loan because? . I have an existing Prosper Loan that I have used to pay off high rate credit cards, have not missed a payment, and I am now wanting to take another step forward? by paying off that loan, and some additional credit cards.?My husband pays our mortgage and living expenses. Also, all of my Prosper friends that I have listed cannot bid on my loan due to new Prosper rules in our state, otherwise they would.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1981	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$111,236	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-doughnut	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash flow until bonus arrives
Purpose of loan:
This loan will be used to pay current obligations due. My income is base pay with a large percent of my compensation coming in the form of a bonus twice a year, which creates some cash flow issues.?

My financial situation:
I am a good candidate for this loan because I have been employed for 18 years by the same employer and before that with my previous employer for 20 years. I understand credit and the importance of paying obligations in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1992	Debt/Income ratio:	44%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,067	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	power-apricot6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel & Update Franchise Renewal
Purpose of loan:
We have renewed our franchise of The UPS Store 1886 and the store needs a image upgrade.? We have owned the store for 11 years and it is a great business.? Our carpet and counters are 10 years old and need some updating.?

My financial situation:
Is decent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2001	Debt/Income ratio:	32%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	clemlchris	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ready for a new baby alone
Purpose of loan:
This loan will be used to? Pay off high interest credit cards.? I am getting ready for a new baby in about 6 weeks.? Unfortunately, I am doing this on my own without any help.

My financial situation:
I am a good candidate for this loan because? I am trying diligently to restore good credit and pay off all my debt after a disastrous divorce - I make payments on time and am more than happy to make the payments automatic. I would like to regain control over my money and I believe this would help me achieve that.?

I don't plan on opening any more revolving credit cards and I hope to one day purchase a place to call home.? Thanks for considering my request!

Monthly net income: $ 2150

Monthly expenses: $
??Housing: $ 500
??Insurance: $?68.50
??Car expenses: $?336.61
??Utilities: $ 150
??Phone, cable, internet: $?100
??Food, entertainment: $ 125?
??Credit cards and other loans: $?300 (This will be elimated if I get this loan.)
??Other expenses: $?50 (gas & minor maintenance)
??Soon to have daycare: $600
? Soon to have formula & diapers: $225

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	24%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	48	Length of status:	3y 7m
Amount delinquent:	$33,644	Revolving credit balance:	$628	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	13y 1m
Amount delinquent:	$1,109	Revolving credit balance:	$13,916	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	clyde48	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 81% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	6 ( 19% )	620-640 (Aug-2009) 660-680 (Dec-2007) 640-660 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Playing catch-up

Hello All:??I am requesting enough money??to take care of a few misc. bills. We are both back to work pretty much fulltime so our bring home pay is almost what it was before my wife was diagnosed with breast cancer. This is just to give us a little breathing room, which is good considering our pay dropped considerably.We have had three Prosper?loans and we only have 7 payments left on my wife's loan. We have taken care of the delinquent amounts so that does not hold true anymore. Any interest and help would really be appreciated. Thanks for reading my? story.?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$182.00

Auction yield range:	11.27% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1995	Debt/Income ratio:	24%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,195	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ranch1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan
This loan will be used to help pay for my son's college expenses. He is currently a freshman at Connecticut College?where he is studying to be a psychologist.?I need a little extra money to help pay for his tuition in the spring.
My financial situation:
I am a good candidate for this loan because I am?a religious woman of strong moral background and I have never defaulted on a loan. I have a good creidit score of +720. My monthly expenses are relatively low?compared to my salary and I will be more then capable of making the monthly payments for this loan. As a result I will be paying back the entire amount of this loan before the 36 month period is finished.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	4y 11m
Amount delinquent:	$723	Revolving credit balance:	$16,770	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	genoredstar	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need short term capital/Govt. Work
Purpose of loan:
This loan will be used to? Complete a $38000 govt contract which is more than 50% complete

My financial situation:
I am a good candidate for this loan because?? I've had continued growth for six years.

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,180.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$841.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	27%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 640-660 (Jun-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,589.61	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay off Balloon payment
I have a lender portfolio in prosper in active?cash flow?with loans for 3 years.Means I got to be here.
I am a good candidate for this loan because I had been in Prosper long time ago and I always pay on time,my credit is good and I am taking care of it,before I was negligent in follow up with my credit but now I am always checking that everything is ok,.
I have 3 properties and I have one with a mortgage 20 000 (balloon payment)? once time this loan is payoff I have enough cash flow to pay this loan ion record time.
This property is in a great location if you know miami? is located 2 blocks away from Biscayne Boulevard and is rented by 2000 monthly means
I can pay very easily besides I am a prosper lender also and my stock market is going good as a private investor I consider myself succesful,
I am always working in my own businesses and for hotels partiming as bartender or banquet server,time is money and I use it properly.
???? My goal is pay this balloon payment I have one year more to do it but for me the sooner the better.Florida was out of Prosper for a while
I am improving again my portfolio in prosper and I appreciate you bid in my loan to get rid of this balloon payment,I prefer extend this business to prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1998	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	6y 0m
Amount delinquent:	$3,623	Revolving credit balance:	$1,999	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-market-willow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
30 Day Debt Consolidation
Purpose of loan:
I have a loan out on my 401k and I need to pay it off so I can retake another larger loan from it. Prudential only allows one loan at a time. The amount I owe on my 401k is 10,650.23. As soon as I pay off the $10k I can take a larger loan out for about $22k.

I need to do this because I recently had a stay at the hospital and I have a ton of medical bills stacked up against me. I have a house so my budget is very tight.

Once I take out the larger loan on my 401k I will immediately I pay back the money I borrow from you.

I should be able to payback what I borrow within 15-30 days.

My financial situation:
I am in good standing with my income to debt ratio. My credit score is not that great because I made a mistake trying to be responsible. About 3 years ago I thought I would take the initiative in wiping out my debt. I thought it would be responsible if I used one of those debt consolidation companies to get everything payed off. Basically they let all of my debts go into collections and they negotiated with the collection agencies. In the end I paid more money for what I owed and took a major hit on my credit score.

I have been working at the same job with the same company for over 6 years.

I am married with 2 kids.

Monthly net income: $? 66,000 (I just got a raise and my new salary is $68000 October is the start of the new fiscal year for the Gov.)

Monthly expenses: $
??Housing: $ 1838
??Insurance: $ 130
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 120
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	14%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	16y 4m
Amount delinquent:	$47	Revolving credit balance:	$0	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	virtuous-bid	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Bills
Purpose of loan:
This loan will be used to pay off some debts.

My financial situation:
I am a good candidate for this loan because I am a minister and seek to be honest with my borrowing.?

Monthly net income: $5,066.

Monthly expenses: $
??Housing: $ 945
??Insurance: $ 300
??Car expenses: $ 125
??Utilities: $?215
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 197
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$11,783	Revolving credit balance:	$6,836	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mikeeee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Heads or tails we both win
Purpose of loan:
This loan will be used to increase the size of my investment portfolio in a particular?and unusual business. We make tremendous weekly returns on sporting events regardless of who wins or who looses?in hundreds of events around the globe. It is not gambling as we will always make money regardless of the outcome, usually 2% to 5% per event. ?

My financial situation:
I am a good candidate for this loan because? our experience in running a successful construction company for the past 17 years has taught us quite a bit about finances. More recently our involvement in "mathematical sports betting" is really paying off (if you only knew). I am constantly compounding?our returns and just pulling out small amounts to help out.

Monthly net income: $ 12,000.00

Monthly expenses: $?4,000
??Housing: $ 950
??Insurance: $ 250
??Car expenses: $ 650
??Utilities: $?450
??Phone, cable, internet: $ 125
??Food, entertainment: $ 700
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 350
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	4%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	25	Length of status:	1y 7m
Amount delinquent:	$20,240	Revolving credit balance:	$381	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost there! Would love your help
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount before end of?October?
My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.? Please note that in addition to my regular job I bartend three nights a week.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $900
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding My Business
Purpose of loan:
This loan will be used to pay down a little of my debt and expand my tutoring business. I will also use some of the funds to do a little home improvements as well, and finally use some of the funds to help my last child finish college
My financial situation:
I am a good candidate for this loan because I have? the ability to pay it back even early. I will?have more than enough?funds to?repay this loan early, as I will?have the ability to take part of my retirement funds in the very near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,305	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	red-finance-turbine	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest Cards
Purpose of loan:
This loan will be used to consolidate high interest credit cards.

My financial situation:
I am a good candidate for this loan because I believe in paying off any debt that has been incurred, but also doing so in an intelligent manner. Due to circumstances beyond my control, my interests rates have soared to ridiculous rates. I make late payments and I have no negative reports on my credit record. I just need some assistance in paying my debt down faster with a lower interest rate

Monthly net income: $ 1300 - not including my spouse

Monthly expenses: $
??Housing: $ 0 - My job provides housing
??Insurance: $ 120 - Car insurance. $15 - Life insurance. My job provides full health insurance.
??Car expenses: $ 175 - Monthly payment
??Utilities: $ 0 - My job provides utilities.
??Phone, cable, internet: $ 120 - mobile phones and internet
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,969	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel Property
Purpose of loan:
This loan will be used
Me & my business group consisting of 7 other people are buying a 4 star hotel property. We?are purchasing the property?for cash without any bank loans and this is the reason we are getting a great deal. I would have provided you with the details of the property, earnings and purchase price?but due to the sensitive nature of the deal I don't want to jeapordize it. I have committed $300,000 for this deal, but I have $280,000 and I need $20,000.?My group has already made a down payment of $350,000 (my downpayment contribution is $50,000) on the hotel deal and the rest?will be paid of closing.

My financial situation:
I am a good candidate for this loan because I already?have a?retail business (gas station) which generates $8,000 per month and my wife also works earning $2,000 per month. I intend to repay this loan within 6 month. I have a great credit score, very little?revolving credit cards loan which I payoff each month. We have no kids and monthly expenses of $3,500 per month. I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$549.37

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,368	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-hut	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards, etc.
Purpose of loan:?Pay off and close out?credit cards, this?has occurred due to a large medical expense for my wife, flooding damage on home, personal expenses, etc.

My financial situation:
I am a good candidate for this loan because I have good credit (700+).? My wife whom would co-sign if needed has a score of 700+ as well.? I have a successful good-income job.? I am the GM of sales for the Cintas Corp and have been there 7+ years.??My base salary is 88k, with a max compensation of 149k.? Over the last 4 years, I have averaged around 110k annually.? My credit history shows no missed or late payments and like I mentioned earlier a good credit score.? I have roughly 10k in investments that I could use for funding or payment if I have to, however cashing out investments now with the economy is not wise.? I am including this because I want to reassure you?that I am a competent, qualified and dependable borrower.??I have submitted my information on Lending Tree so you may see inquiries on my credit report due to this, but I have not taken any loans from anyone.? It was a mistake which now I know.? With your funding and support, my family and I would?be able to finally put behind us my wife's surgery and the flooding damage at our home, which is $10,000 of the credit card debt.??Thanks to all of you who have shown consideration to my request, I appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1989	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	62	Length of status:	0y 2m
Amount delinquent:	$19,995	Revolving credit balance:	$9,350	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	2
Screen name:	zebra9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting My Smaller Accounts Closed
Purpose of loan:
This loan will be used to close off my smaller accounts in order to focus all my efforts to minimizing and then eliminating the larger account balances?

My financial situation:
I am a good candidate for this loan because the amount I am requesting?is relatively small, I am employed full time now?and I intend to have the loan paid off within 16 months or less?

Additional Comments:

The loan itself in a way represents breathing room so that I can resume the implementation of my debt elimination plan. With your help I believe that this can be accomplished quite effectively.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	>1000%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,209	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	moola-tostada	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt. Pay off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$11,169	Revolving credit balance:	$7,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	purposeful-power	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY HOME NEEDS YOUR HELPING HAND
Purpose of loan: This loan will be used to complete my mortgage modification.My financial situation: I am a good candidate for this loan because my new mortgage amount will be approximately $1800 down from $3800.? I've owned my home since June 2001. How did I get here? I decided to take a full-time corporate position 2.5 years ago and cease operations in my business for now. It was a wise decision given the economic climate; however I took a big pay cut. I have a great job and I receive a great bonus each year which brings my total compensation package over six figures in income. I plan to pay off the loan by 2/1/2010 after I receive my bonus. The one item that is delinquent is my mortgage this money will go towards the modification. In closing, thanks for believing in me and helping me out with my home.Monthly net income: $4600 Monthly expenses: $3228
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$234.13

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	31%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	14y 5m
Amount delinquent:	$1,986	Revolving credit balance:	$16,348	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tidy-truth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate several credit card balances. My wife has had a major medical issue come up over the last year and we are unable to pay down these high rate cards due to the medical bills we have. We will use this loan as the starting point for getting our economic situation turned around in the next few years. We had to use the credit cards a great deal about four years ago when our twins were born. They were in the hospital for a month after being born and then my wife was unable to go back to work as the twins could not go to daycare due to being born prematurely. Several people suggested bankrupcy, but my wife and I would not do this as we had a responsibility to repay our debts. This loan will continue that chance to get us in a much more positive position.

My financial situation:
I am a good candidate for this loan because of my very stable work history as I have worked for the same company for over fourteen years. I work hard to meet my financial obligations and will continue to do so. This loan will benefit us as we know how to live now without credit cards since we have done so for a few years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,149	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intelligent-repayment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Inventory, Etc
Purpose of loan:
This loan will be used to outsource some business tasks and purchase inventory for my husband?s small business.? He sells re-conditioned auto parts and supplies to repair shops and independent mechanics. He has been in business for 4-1/2 years and has done well until last spring, when his business partner had to exit the business for medical reasons. Since then he has done a good job juggling the work previously handled by two, but the increased workload has taken a toll on his ability to maximize sales, which is his specialty. He has also reduced the overhead of the business by moving into a smaller warehouse.? About 30% of the loan funds will be used to outsource some of the business tasks, allowing him to focus on sales. The remaining 70% will be used to buy his inventory in bulk which will lower his cost of goods sold.

My financial situation:
I am a good candidate for this loan because my husband and I have always paid our bills and never defaulted on a financial obligation. We have been late a few times during the last year due to the situation explained above. I am a certified Teacher with a Master?s Degree in Special Education and over 10 years of teaching experience and credentials. I am not currently working, due to having my second child, but I have many excellent opportunities to return to teaching next year due to my specialization.? My husband has worked as a Certified Mechanic and over 5 years in Customer Service.? He has a 4 Year Bachelor?s Degree and a 2 Year Associate?s Degree in Automotive Technology. There is a very strong demand for the products he sells despite a rough economy. This is because his customers need these supplies and he provides them at a cost far below what they would cost new.? His customer service philosophy is just as strong as his work ethic, and the two are the reason his business is still in operation.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$385.12

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,745	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kesten	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (Mar-2008)
Principal balance:	$5,503.70	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Buying cargo trailer
Purpose of This loan is to buy a 2006 work and play cargo trailer.

My financial situation:
I am a good candidate for this loan because? I continue to pay my bills. I am presently expanding my business and a trailer would be the most cost effective piece of equiptment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$131.45

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2008	Debt/Income ratio:	8%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$583	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	powerful-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
year-end expenses
Purpose of loan:
This loan will be used to? make some end-year expenses (decorating, buy appliances, and other necesary things),

?i want to get The day after Thanksgiving offers

My financial situation:
I am a good candidate for this loan because? i have no late payments in my credit history.

You will be 100% guarantee

?? -Next april, i will be refunded from IRS about 4000.00, but now is the best moment to buy the???

??? things i need, i cant wait and loose specials offers

?? -I have a savings account with 11500.00

?? -I would like to continue constructing my credit history and score

?? -I have no other debts like home or car

?? -I will establish an automatic payment from my checking account

Monthly net income: $ 1760.00 (+ 1182 my wife)=2942.00 with well established jobs

Monthly expenses: $

Rent:????????????????????????????????????????????????????? ? ? 825.00
Laundry:??????????????????????????????????????????????????? ?? 50.00
utilities:???????????????????????????????????????????????? ? ?? 100.00
after scool:?????????????????????????????????????????????? ? 144.00
Auto insurance:????????????????????????????????????????? 120.00
Food, and others like cleaning products, oil:? 500.00
kids insurance:?????????????????????????????????????????? 295.00
Phones:?????????????????????????????????????????????????????? 90.00
Internet:?????????????????????????????????????????????????? ? ? 90.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1983	Debt/Income ratio:	29%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,097	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-contract	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DOWN PAYMENT
Purpose of loan:
This loan will be used to? MAKE A COMPLETED DOWN PAYMENT ON NEW HOME PURCHASE

My financial situation:
I am a good candidate for this loan because? I AM A FULL TIME WORKER FOR THE OREGON MILITARY DEPARTMENT AND WILL BE RECIVING SSN IN JANUARY TO ADD TO MY INCOME, ALSO MY WIFE ALSO HAS INCOME COMING IN.? YES I DID FILE BANKRUPCY 5 YRS AGO, BUT DID PAY OFF HOME AND PERSONAL LOANS AFTER.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$351.59

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1998	Debt/Income ratio:	38%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,396	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	note-turbine	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$3,615.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Getting Out of High Interest
Purpose of loan:
I have several credit cards where the interest has been increased by the card issuer.? I pay at least the minimums on time every month but am unable to get ahead. With this loan, I will pay off the highest interest rate cards and be out from under them in three years or less.? Freeing up this money from the credit card companies allows me to give it to the prosper community instead!

My financial situation:
I have been working for a county agency for 6 years and am very secure in my position.? I also own and operate a paralegal services business with my partner.? This year, our?business is set to make approximately $28,000.?The delinquencies you see are prior to my current job and the product of a failed relationship. However,?I satisfied them to the lender's specifications and have not been delinquent again.

Monthly net income: $ 2363 Job Approximately 1,000/mo Business

Monthly expenses: $
??Housing: $ 485
??Insurance: $ 145
??Car expenses: $ 230
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,322	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	favorable-bill5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 26.06%	Starting monthly payment:	$117.34

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1998	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,452	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	liberty-linkage	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financing an engagement ring
Purpose of loan:
This loan will be used to finance an engagement ring for my (soon to be) fiance.? We picked out the perfect ring this weekend!

My financial situation:
I am a good candidate for this loan because I have monthly disposable income on the order of $1500 per month.? We're planning for a wedding in the spring of 2010, so I'm seeking to finance the engagement ring so as not to be in a cash flow crunch with other wedding expenses that will be paid out of pocket.? Financing available through the jeweler has rather unattractive terms, so that is why I have decided to try Prosper.? I am a homeowner with a solid credit history dating back approximately 11 years.?

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 1320
??Insurance: $ 60
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 170
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$654.70

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1976	Debt/Income ratio:	51%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,879	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	plato172	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my Daughter and Grandkids
Purpose of loan:
This loan will be used to? To help my Daughter and grandkids.? My daughter is currently separating from her husband this loan will consolidate a lot of debt that she incurred in last few years.? This loan will pay off her vehicle, credit cards and 401k loan that she has used.? it will lower her payments considerably.?She has a very good job as a Deputy Sheriff in Colorado she has been employed with them for six years she is trying to free herself from a "not so good" marriage the payment of this loan will only be $100.00 more than her current payment on her vehicle she has direct deposit with her job and will be having the payments put directly into my account on her?payday.? With this loan my daughter can get out of a bad marriage and give herself and her kids a better life one they truly deserve.
My financial situation:
I am a good candidate for this loan because?My credit score is over 800 i believe that my prosper rating should be higher i have never been late on any payments my home and car are paid for.?I am very well organized and pay all my bills at the first of the month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$56,024	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pine2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have never missed a payment and am always on time with my bills.

Monthly net income: $ 13,000.00-15,000.00

Monthly expenses: $
??Housing: $ 4800.00
??Insurance: $?700.00
??Car expenses: $ 650.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 165.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1980	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,914	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	top-economy-enjoyment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KITHCEN & SCREENED PORCH
Purpose of loan:
??Enlarge my kithchen, make necessary electrical upgrades to entire house and complete electrical to outside porch area?

My financial situation:
I am a good candidate for this loan because I have?steady employment and have an excellent history of paying my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 15.88%	Starting monthly payment:	$33.34

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,544	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment in Prosper & Schwab Co
My financial situation: ??I am a good candidate for this loan because?have never defaulted on anything ever, I always pay on time and the amount due.? I feel I'm?a loyal and responsible person.? Prosper seems like a great website for both lenders and borrowers, and I would like to be?associated with a win-win situation!?

Purpose of loan: I am reinvesting the money in to Prosper and Charles Schwab Co. ?This is investment profile to show you how I invest your money the you lend to me. This is why you should consider me.? .

There are four factors in my investment profile:

-Duration - How long do you want to invest for?? This is Short term - 1 to 3 years
-Returns - Do you want income or growth?? This is income due to the timing.
-Liquidity - Do you need to get to your money easily?? This means the speed you can convert your investment into money before the end of your investment period, without taking a loss.
-Risk - Understanding the nature of risk involved in different forms of investment and taking account of your views on risk. ?The higher the risk you take the higher returns you could receive, but the more chance you have of taking a loss.

The investment club plan for this profile. ?The money will be invest in two differ place one Prosper and other Schwab Co. ?In the amount of $1000.00 Prosper you will see online.? And Schwab Co. of $2000.00 will be invest in stock, bond, ect.

Prosper have a trade profile with let you trade your investment to get the principle and internet back faster.? With the Business investment if we see that you invest in our loan we will buy back the loan order from you.?

Need more information?reply

Monthly net income: $ 6500

Monthly expenses: $ 2790??
Housing: $ 1102??
Insurance: $ 168??
Car expenses: $ 478??
Utilities: $ 200??
Phone, cable, internet: $ 175??
Food, entertainment: $ 150??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 217?
?Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1987	Debt/Income ratio:	28%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$768	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Loveallsaints	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Graduate School Tuition
Purpose of loan:
This loan will be used to?
This loan will be used to continue my graduate studies in natural resource conservation. This loan will cover?part of my tuition and books for this year and next summer as well. I am dedicated to protecting natural resources for our future generations which is why I chose to get a Master's of Science in this field.
My financial situation:
I am a good candidate for this loan because?
I am a great candidate for this loan because I have borrowed from Prosper previously and have an excellent track record for paying off that loan in 3 years and never missed a payment. My husband is working and contributes to our household expenses. The house and bills are in his name, which is why I am putting zero for many of the monthly expenses.
Monthly net income: $
$4,940.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 603.00 and $596.00
??Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $?300.00
??Clothing, household expenses?100.00?
??Credit cards and other loans:??15.00, 500
??Other expenses: $ 100 for dog medicine and pet food
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	46%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
new heater and p/o one credit card
Purpose of loan:
This loan will be used to pay for a new?propane?gas heater for a home and the rest of the loan will be used to pay off one credit card?

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full. I have one?public record?on my credit report it was about 5 years ago but I have rebuilt my credit and have not been late on any payment for the last 5 years car, credit card, or household bills. I have additional house hold income available,??I will repay this loan in full and I will answer any questions that you may have. Thanks for your consideration?

Monthly net income: $ 1623.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $76.00
??Car expenses: $ 225.00
??Utilities: $ 125.00
??Phone, cable, internet: $?175.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1983	Debt/Income ratio:	47%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$70,706	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-reward-web	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to pay down my debt. I got into trouble beause my husband was diagnosed with stomach cancer in 2008 with three surgeries that followed. I had 2 children in college that I did not want to?end their education and before it was all said and done

My financial situation: .
I am a good candidate for this loan because I have a good job, a steady salary and I am never late paying my bills.?

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 300.00
??Car expenses: $ 700.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$63.76

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2000	Debt/Income ratio:	9%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Tamerz	Borrower's state:	Illinois	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	26 ( 100% )	780-800 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008) 740-760 (Dec-2007) 660-680 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Prosper Lender - Reinvesting
Purpose of loan:
I'd like to reinvest in Prosper. I have been lending on here for a while now and have even had a couple loans myself to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I never miss payments. Even if people default on the loans I reinvest, I could easily pay this $2000 back myself.

I'm happy to answer any questions about this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$753.50

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1978	Debt/Income ratio:	65%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$51,423	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	entertaining-liberty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of credit cards
Purpose of loan:
This loan will be used to?
Pay off some credit cards
My financial situation:
I am a good candidate for this loan because?
I make my payments on time
Monthly net income: $
4,500.00
Monthly expenses: $
??Housing: $ 620.00
??Insurance: $ 200.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$791.42

Auction yield range:	3.27% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1987	Debt/Income ratio:	22%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,023	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	openness-shepherd	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate three credit cards at a fixed interest rate.? The credit card debt was all incurred while I was in law school.??When I graduated from law school in 2006 I had?$46,000.00 in credit card debt.? So far I have successfully paid off over $20,000.00.? I would like to consolidate the?balance and pay it off in the next 2-3?years.? I make $132,000.00.??

My financial situation:
I am a good candidate for this loan because I pay everything on time, I have never defaulted on a debt, I have a good job with plenty of income, and I can afford to make much higher payments than the loan I am requesting.? Also, I have a home and a car which I am currently paying for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1986	Debt/Income ratio:	39%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,881	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	rdnck84404	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 620-640 (Jul-2009) 620-640 (Oct-2008) 560-580 (Sep-2007)
Principal balance:	$866.28	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Grandson is on the way
Purpose of loan: Need to replace?windows and remodel my daughters room. She has a new baby on the way and I need to replace her windows and put in new carpet.?The room is very drafty. Not so good for a newborn baby.
I will pay back my current prosper loan and use the rest of the money to prepare her room for my new grandchild
We really need your help

I am a good candidate for this loan because: I currently have a prosper loan and have paid on it for for over?2 years now never late.??I always pay my bills no matter what. .?Thank you for your attention.

Monthly net income: $ My net is $5600.00 my wifes is $ 1800.00

Monthly expenses: $
??Housing: $ 1399.00
??Insurance: $ 121.00
??Car expenses: $ 800.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$131.75

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2001	Debt/Income ratio:	29%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,226	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-fort	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card w/Your Help
I am applying for this loan to pay off a credit card.
My current balance is 4,437.78. I am asking for 4,000 and will pay off the balance and not use my card. My APR for the card was at 15%, but I just received a letter in the mail that it is going up to over 18%. Its finally motivated me to get rid of this debt acquired since graduating from college a couple years ago, moving into a new house and having my transmission go out. My minimum payment this month was 137.00 and it turns out a three year loan at around 10% would have the same monthly payment!

I am a good candidate for this loan because I work for my family business so my job is pretty secure and I haven't had any credit card debt up until a few years ago. I am a frugal person and I am on a mission to be free of debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.27% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1986	Debt/Income ratio:	39%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	20y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,312	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-treasure-enthusiast	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to? I have an exisiting personal loan with a balance of? approximately $11,000; monthly payment of $638 @?9.00%?and approximately 2 years remaining.?I would like to roll that balance along with my other credit card debt into one loan payment.???I would like to keep my loan payment the same at $638 per month.?

My financial situation:
I am a good candidate for this loan because???I have been employed by the same company for 20+ years; and have a steady income stream.??I take pride in myself and have always serviced all my debt as agreed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	41%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$90,778	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	powerful-rate9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Medical Expenses
Purpose of loan:
This loan will be used to help get me back on track after having an unexpected medical leave of absence.? I had to have an emergency?surgery in July and?was out of work for 6 weeks, 3.5 of which weren't paid.? This will help me get everything caught up again after?being without income for almost a month.?

My financial situation:
I am a good candidate for this loan because even without income,?I was able to pay my bills on time.??Unfortunately that?meant using my credit cards more.? I would like to pay down some of the balances to consolidate into a lower payment.?I have good credit and have never been late on my payments.?

Monthly net income: $ 3,100

Monthly expenses: $ 2513
??Housing: $ 1000
??Insurance: $ 158
??Car expenses: $
??Utilities: $ 85
??Phone, cable, internet: $ 170
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	3	Total credit lines:	13	Length of status:	6y 6m
Amount delinquent:	$412	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-bopper	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for much needed dental work
A little about me: I am a 61 year old woman who is beating Pancreatic Cancer. In July 2008 I was diagnosed with Stage 1 Pancreatic Cancer, and I was a candidate was surgical removal of the tumor, luckily. I underwent the Whipple Procedure (not fun!), chemotherapy and radiation. As of today I'm cancer free. I feel like the luckiest person on the planet.
Recently I went for a dental check-up and was told that I have decay underneath some existing crowns. This is probably related to the cancer treatments that I've undergone. Anyway, our dental insurance will only pay a small portion of the cost of removing the crowns, dealing with the decay and rebuilding and replacing the crowns. I'm a very vain woman, and I can't imagine living with dentures. I don't want to be an old woman who takes her teeth out at night and plops them into a jar!

When I first became sick, I made the decision to relocate from Louisiana to Atlanta to be treated at the Emory Winshop Cancer Center and to be near my children. My husband commuted back and forth during the long months that it took to sell our house. All of this took a toll on us financially, and we got behind on some payments, but we made arrangements with our debtors, and we've kept our payment commitments. My husband, who was retired, has gone back to work full-time. Our net income is about $3200 per month. This includes his Social Security, his pay and my SSI payments.

Our net expenses total approximately $2600. They include the following obligations: Rent $750, Car payment $300, Car insurance $100, utilities (including cable, internet, telephone) $400, Groceries/household expenses $600, gas/vehicle expenses $150, prescriptions $50, haircuts/personal expenses $50, miscellaneous expenses $200.

My dental office won't work with us on a payment plan, so I'm required to pay in full at the time of service. Given the condition that my teeth are in, I don't have time to wait while I save the money.

Please consider lending me the funds needed to keep my smile beautiful.

Sincerely,
Marie
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	27y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	45	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wealth-hug	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASING A MOTOR HOME TO LIVE IN
Purpose of loan:
This loan will be used to Purchase a Motor Home for my wife and I to live in and work from.

My financial situation:
Due to the down turn of the construction industry I was forced to declare a chapter 7 bankruptcy.? This filing alone makes obtaining a conventional loan almost impossible, but also disallows, by law, the ability to declare bankruptcy again for 7 years. I am a good candidate for this loan because I am 65 with social security benefits to me and social security benefits to my wife with part time income to the both of us for work that is derived from employing our respective computers at home and have no bills or debt. ?? I have a law degree from a top school and am now working for an educational organization that assists people from all over the US in pursuing their own remedies without the need to hire an attorney.? I can bill up to $400 a day and can do that from anywhere in the country.? Notwithstanding having filed chapter 7, I honor my agreements and would not sacrifice my new home and new way of living by not repaying any monies loaned to me. My repayment history prior to filing bankruptcy was perfect.? No slow pay and paid as agreed in every instance of hundreds of thousands of dollars.

Monthly net income: No less than $ 3,200

Monthly expenses: $
??Housing:? Will be approximately $300 per month pad rent in RV park
??Insurance:? Mercedes, Grand Cherokee & RV $250
??Car expenses: $200
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ $500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$408.80

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	48%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	22 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	96	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$23,580	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	flexible-market5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating credit cards
Purpose of loan:
This loan will be used to?

Consolidate credit cards that were used when I had a brain tumor. I then had surgery 6 weeks ago. I am now back to work and healthy. Because, I did not work for three months (due to migranes) I had to use my savings and use the credit cards for hospital bills and living expenses. I also already had about 4000 in credit card bills that I had planned to pay off with a second job.

My financial situation:
I am a good candidate for this loan because? I am a hard worker and plan to get a second job. I currently am paying all my payments on time and pay over 500 a month. I get 620.00 for child support and bring home 2800 a month with my salary. I also have a diamond ring worth 13,000. I will not sell this due to it being a heirloom. But if it came down to it I would in order to not be late on payments. I want a loan to make it easier on the payments and to pay one place rather than on 4 cards. I own my home and had enough money saved to put 20,000 down. That was $42,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1977	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,478	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	attentive-commerce6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy mobile home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?have had a good job for 16 yrs and want to reduce rent costs by 250 a month and found a great deal on mobile home.?

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 740
??Insurance: $ 58
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	132%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$27,336	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	community-saver1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing RN school this December
Purpose of loan:
This loan will be used to supplement current income from Navy Reserves and GI Bill. My work study program at the VA Hospital was cancelled so I am now $700 per month short on my budget.

My financial situation:
I am a good candidate for this loan because I will finish Nursing School this December and be able to find a good paying job after obtaining my license in February. I am also actively seeking a Nursing Asst or Home Health Aide job that pays about $9/hr for about 20hr/wk.

Monthly net income: $ 648 Navy Reserves + $1368 GI Bill = $2016

Monthly expenses: $ 2710
??Housing: $ 839
??Insurance: $ 109
??Car expenses: $ 300 + gas $80
??Utilities: $ 70
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1082
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,899	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-return-achievement	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I wanna Invest The money
Purpose of loan:
This loan will be used to invest in the stock market and i feel that i want to generated sufficient money to start my own hedge fund.

My financial situation:
I am a good candidate for this loan because i know what i am doing and i will be fully responsible and i have no debt. i know that maybe my credit score will tell you that i am to risky to lend money but i know i will promise you to return your money with interest if you give me the opportunity you will help me show more trust to people and someday in the future i could thank you for that.

Monthly net income: $ i make about 1750 clean after tax in unemployment check and my investments.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	4.27%	Starting borrower rate/APR:	5.27% / 7.32%	Starting monthly payment:	$150.46

Auction yield range:	4.27% - 4.27%	Estimated loss impact:	2.09%
Lender servicing fee:	1.00%	Estimated return:	2.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,522	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	felicity-orchid	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cap one account
Purpose of loan:
This loan will be used to pay off my one credit card.

My financial situation:
I am a good candidate for this loan because, I have a good credit rating, and I always pay my bills.? I would like to pay this off, and could do so if more of my payment went to the principle balance.? I always pay more than the minimum.? I seldom use it, but due to the drop in business this year and some unexpected medical bills I could not pay it down as much as I had hoped.? Currently it's at 10.09%.? This is a good rate, but I still pay $42 or more a month in interest.? Thank you for your help with this. I own my home, with a low mortgage payment.?I also?have more than 50% loan to value.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$110.91

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1987	Debt/Income ratio:	17%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,267	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-chooser	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Some Breathing Room
I?m not overly in-debt; it?s just that I have a bunch of little bills that I can?t seem to get rid of. If I could just consolidate, it would relieve SO much financial pressure.

Purpose of loan: This loan will be used to consolidate a handful of smaller bills. The largest portion will be going towards paying off a college expense. I have an Associates degree, but wanted to get my Bachelors. Unfortunately some funding that I was expecting did not come through. The school is now demanding $2000 to pay for my last class or they will send me to collections. (Unfortunately they won?t take payments?only the full amount will suffice.) I also have a small (high interest rate) credit card that would be paid off and closed, as well as a couple small IOU?s that have been lingering for a little while.

My financial situation: I am a good candidate for this loan because I am very dedicated to being debt free. I live in a small apartment and drive a little Honda Accord that has been paid off for several years. I don?t have, nor need, an HD TV or anything extravagant?I?m content that my old stuff still works great. :) I?ve worked for the State of Washington for over 2 years, so my job is very stable. I've hit some financial speed bumps in the past which have given me a great desire to be financially stable. In 2002 my taxable income was $75k?in 2003 it was $25k. It was a struggle, but I was able to keep paying on my house and brand new car for 3 years on my savings and part time jobs.

Monthly net income: $ 1900.00
Monthly expenses: $ 1415.00
Housing: $ 725.00
Insurance: $ 65.00
Car loan: $ 0.00 [paid in full] Gasoline: $100.00
Utilities: $ 50
Phone, cable, internet: $ 50.00
Food, entertainment: $ 250.00
Clothing, household expenses $ 50.00
Credit cards and other loans: $ 75.00
Other expenses: $ 50.00

**Thank you to those that bid on my last loan, it is greatly appreciated**
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$836.58

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1984	Debt/Income ratio:	69%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,357	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-generator7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and pay off credit cards and revolving accounts.? ?

My financial situation:
I am a good candidate for this loan because?I have been financially responsible and dependable since the age of 14.? My ability to make monthly payments is demonstrated in my credit report. I also have other sources of income that are not counted in my application (Rental, cattle, and hay sales.)??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	11%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	1	Total credit lines:	27	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,342	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	patpearl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008) 700-720 (May-2008)
Principal balance:	$598.62	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
automotive vocational teaching cert
Purpose of loan?? This loan is to pay for tuition and books for our son to obtain a automotive vocational teaching certificate.? He recently closed an auto repaid business and is not eligible for a student or private loan because of his credit score.??He is paying us $100 a month to repay this loan, if funded,?and is working to pay off other business-related indebtedness.???We have a good retirement income but would like to help?him be responsible in obtaining the money needed towards?this goal that will give him a good future.? He is working as an auto mechanic now but has excellent credentials to teach automotive repair.?

Monthly net income: $ 7250
Monthly expenses: $
??Housing: $ 2450
??Insurance: $ 500
??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	59%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 2m
Amount delinquent:	$6,266	Revolving credit balance:	$17,617	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cuase I have a Wife and Son in the Philippines that are victoms of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankrupcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consaludate and pay for my wedding and have plenty to pay bills with.
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed inmy name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 140 +.
Thank you for your time and effort God Bless you all for helping.
I have been searching for second job to get me out of bind and bring my new family home but I wait for the background check to finish so I can start new job and thats where I am at this point in time.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1996	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,608	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	JERRYF10	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off my student loan and credit cards.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1687
??Insurance: $ no car
??Car expenses: $ no car
??Utilities: $ 250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.35%	Starting monthly payment:	$48.40

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment purchase loan
This $1500 will go towards upgrading my computer equipment. And will be payed off early. Also I am looking to establish credit here on Prosper because I have very interesting projects coming up that will need investors.

I am hoping to develop good networking with you folks.

regards,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$250.61

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1979	Debt/Income ratio:	7%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,104	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	swtrader	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	760-780 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Mar-2007)
Principal balance:	$1,131.78	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
College & Consolidation
Purpose of loan:
I recently borrowed $12,500 at a high interest rate to fund college tuition.? I want to repay that loan and lower my interest rate.
My financial situation:

Very good.? I have more than sufficient cash flow to repay this loan on time, every time -- just as I have for the past 30 months on another Prosper loan (that is nearing payoff).

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	44%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,788	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	focused-value	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wife finishing Nursing school
Purpose of loan:
This loan will be used to help my wife finish the Nursing program she is in.? She is two semesters away from becoming an RN!? Great news for our income.? She is not able to work full time because of school work and it is slowly catching up.? We have two children in daycare and this loan will be used as are "daycare fund". If we have the money set aside to cover daycare we won't have any worries about coming up short before school is over.?

My financial situation:
I am a good candidate for this loan because, I have a long history of paying on time and always meeting my obligations.? My score will show this.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$125.72

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2003	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,350	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	axismundi	Borrower's state:	Indiana	Borrower's group:	Masonic Order
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 660-680 (Oct-2007) 540-560 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Merging consumer debt
Purpose of loan:
Various reasons..

My financial situation:
I have a good job, been there 3 years and change. I plan on repaying the debt over the full length of the loan to be fair to those who are seeing a decent ROI. I also have recently paid off a prosper loan in which I used to prove myself to the community. I hope you can help me with this small one.

Monthly net income: $ 1674

Monthly expenses: $ 1022
??Housing: $200
??Insurance: $67
??Car expenses: $ 241
??Utilities: $ 0
??Phone, cable, internet: $ 87
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $ 247
??Other expenses: $ 20-80 varying
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$311.06

Auction yield range:	4.27% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1994	Debt/Income ratio:	39%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,046	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	finance-coup	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards, Medical,
Purpose of loan:
This loan will be used to?
consilidate debt, medical bills,
My financial situation:
I am a good candidate for this loan because? Have always had a good credit history, Tried to pay bills on time (until the last 6 months).
I am a hard worker and I have been employed with the same company for 10 years and lead in management.
I am responsible for all of my actions, and have never defaulted on anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,188.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Car for New Graduated Granddaughter
Purpose of loan:
This loan will be used to? Buy newly graduated Granddaughter a car. She is going 2 hours away to college and I want to be sure she has reliable transportation.

My financial situation:
I am a good candidate for this loan because? I have another Prosper loan I have paid on for a year now. I would use this $ to pay that off as well. I was also recently promoted and make an additional $4,000.00 a year. I pay my bills before ANYTHING else is done. I am very reliable and hard working. The late payments reflected on my credit report - unfortunately, I allowed my son to put his house in my name & him & his wife tend to make late monthly payments. They do make the payments- it is just a bad reflection on me. KIDS - gotta love em. :)

Monthly net income: $ $2200.00

Monthly expenses: $1100.00
??Housing: $ 0
??Insurance: $ 70.00
??Car expenses: $?75.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 70.00
??Credit cards and other loans: $ 125.00
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$55	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-rupee-journey	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law School Expenses
Purpose of loan:
I am a 2L law student. This loan will be used to supplement my existing financial aid.?Currently, I have a merit scholarship that covers?50% of my?yearly tuition, in addition to the scholarship I also receive the?government insured Grad Plus loan to cover the balance of tuition, as well as my living expenses. My current need arises from the fact that I failed to account for the increased tuition cost for this academic year when applying for the supplementary Grad Plus loan. The $2500?loan I am seeking is the?amount of tuition increase?which I failed to account for when?making financial arrangements for?this acamedic year.?

My financial situation:
Though I am currenlty unable to work during the school year, because of the rigorous academic requirements of law school, I will likely be attaining a summer position in the legal field. The income from the summer position, combined with the guaranteed financial aid which I will be receiving in my 3L year will ensure that I am able to fully repay this loan. Additionally, I expect to be working immediately upon receiving my Juris Doctorate, so there will be no lapse in my income after the completion of my studies.

Monthly net income: $?
Current bi-yearly financial aid is around $8500

Monthly expenses: $
??Housing: $500
??Insurance: $130?
??Car expenses: $340?
??Utilities: $ 0
??Phone, cable, internet: $?30?
??Food, entertainment: $ 150
??Clothing, household expenses $ 25?
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 11.52%	Starting monthly payment:	$31.34

Auction yield range:	4.27% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2005	Debt/Income ratio:	5%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,845	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	invincible-gain	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest for Prosper Borrowers
Purpose of loan:
I am using this loan to establish myself as a borrower in case I need a loan in the future. This loan will be used to reinvest all funds back into?Prosper for borrowers with riskier credit, who would otherwise not receive a loan. If the borrower defaults, I will continue to make payments out of my own pocket.

My financial situation:
I am a good candidate for this loan because I believe in the Prosper process of peer to peer lending. I also pay my bills on time. My financial situation is secure - I am currently renting, but I own and collect rent on a condominium. I have only been at my current position for less than a year as I am a recent graduate of the UW. My previous position was in waitstaff where I worked for 3 1/2 years while going to school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1983	Debt/Income ratio:	35%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,052	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikeabc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 640-660 (Aug-2006)
Principal balance:	$1,616.21	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
debt colsolidation
This is my third Prosper loan . The first one has been paid in full and on time. The second one is up to date and every payment has been paid on time. I have been with Prosper for many years and by record of payment is perfect.
I just got married recently and am looking for a loan to pay off some debt. Due to the economic times, it would be very helpful at this time to have this loan.
I'm a good candidate for this loan, I've been a client for many years with a excellent record of properly paying all my loans in a timely manner.
If you have any questions please don't hesitate to ask. Send them and i will respond

Thanks in advance for taking the time for reviewing my loan request and helping me.

Hi my name is Mike. i am requesting this loan to pay off some debt and reduce my monthly payments.

My income is? $8000.00 a month.

My monthly expenses are as follow:

Utilities $350.00

Credit Cards $1200.00

Groceries $250.00

Insurance $170.00

Car $480.00

Entertainment $150.00

Misc. $350.00

Rent $1000.00

After all expenses are paid, i have enough money left to repay this loan.

thanks in advance for taking the time to read my listing and helping me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1978	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	34y 9m
Amount delinquent:	$0	Revolving credit balance:	$205,588	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	worthy-yield	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Loan for My Son
Purpose of loan:
This loan will be used to? finance my son's education

My financial situation:
I am a good candidate for this loan because?I can personally make the payments for my son, but he has a job and will primarily be responsible
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	35%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,482	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	economy-cadence9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short for wedding expenses
Purpose of loan:
This loan will be used to?pay?the remaining expenses for?my wedding??

My financial situation:
I am a good candidate for this loan because? I have had the same job for 5 years now, I have a family and I pay my debts.? I just ran a little short courtesy of unexpected expenses.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 517
??Insurance: $ 20 for car / house insurance is escrowed
??Car expenses: $ NA
??Utilities: $?200 approxiimately
??Phone, cable, internet: $?65.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 1200.00
??Other expenses: $ NA
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$294.25

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1996	Debt/Income ratio:	21%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,149	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gratefulmomof2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007) 600-620 (Oct-2007) 620-640 (Apr-2007)
Principal balance:	$2,206.26	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidating Credit Accounts
Purpose of loan:?
I will be using this loan to pay off the credit card bills I have accumulated.?I?would like to make one payment instead of?several.? Also, paying the loan to lenders seems like a better idea than paying any more interest?to the credit card companies.Then I hope to get myself and my 2 kids out of our rental house and into a home of our own.? Four years is a long time to rent.
My financial situation:
I?am a very reliable person.?I do not pay my bills late.? I recently transferred to a new facility, within the same management company, to a higher paying job and full-time hours.?

My monthly budget:

Net income:? $3,250.00

Mortgage/rent: $900.00
Insurance: $190.00
Car expenses: $284.86
Utilities: $220.00
Phone, cable, internet: $125.00
Food, entertainment: $ 100.00
Clothing, household expenses $ 200.00
Credit cards and other loan payments: $ 400.00 (this loan will pay off all credit card debts)
Other expenses: $
---------------------------------------
Total monthly expenses: $ 2420.00

Free Cash Flow after bills:? Approximately $1000 to use for gas?and other expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1993	Debt/Income ratio:	85%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	53	Length of status:	13y 10m
Amount delinquent:	$6,074	Revolving credit balance:	$24,419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	joyful-duty0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills to get current
Purpose of loan:
This loan will be used to Pay bills up to date,?Help us equalize,

My financial situation:
I am a good candidate for this loan because Iwill always pay on time, I just need a chance to prove it. Up untill the medical issues hqappened I was never late on a bill, As a result my debt increased and having to juggle the debt, We are slowly fixing the issues, All I can do is ask for some help, other than family thats all I got left, If I can get a loan we have a fighting chance without declaring Bankrupcy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1992	Debt/Income ratio:	18%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	15y 7m
Amount delinquent:	$1,607	Revolving credit balance:	$38,812	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neighborly-yield8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funeral Bill for Parents
Purpose of loan:
This loan will be used to?I Lost Both of my parents and need to pay off Funeral expenses. both my parents passed with in 6 day of each other
My financial situation:
I am a good candidate for this loan because?
I am a hard worker family orentied and have been going thru a trying time loosing both parents in 6 day
Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $ 2,500
??Insurance: $
??Car expenses: $ 60.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1987	Debt/Income ratio:	33%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	2y 1m
Amount delinquent:	$40	Revolving credit balance:	$18,437	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	canamp	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$2,530.30	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Repair leaky pipes in the bathroom
Purpose of loan:
This loan will be used to? Pay for repairs to the plumbing in my bathroom.

My financial situation:
I am a good candidate for this loan because? Because I have shown in the past I will pay my bills. I am thankful to Prosper for support in the past and will always honor that support with timely payment of my loans.

Monthly net income: $ 5300

Monthly expenses: $
??Housing: $ 2535
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 250
??Phone, cable, internet: $ 170
??Food, entertainment: $
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,109	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-monger	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay credit cards and new heater
Purpose of loan:
This loan will be used to?pay my credit cards and buy a new heater.? Although my credit cards are not very high, I just want to get them paid off.? We have needed a?new heater for a long time.? Who knows when this one is going to go.? Could be at anytime.? It is a 1980's and has seen better days.? We need something more energy efficient.?

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time.? Just want to get the credit cards paid and finally get a new heater.? My husband and I both have good jobs and make decent money.? My husband has been with his employer for 22 years.? I have been with my employer for just over 2 years.? We make approxiamately $100,000 together.? We are responsible, hard working people who are just looking for alittle help.

Monthly net income: $1700-2100 myself and approxiamately $3600 for my husband

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 185
??Car expenses: $160 for gas, no car payment?
??Utilities: $ 400
??Phone, cable, internet: $ 79
??Food, entertainment: $ 800 groceries
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.52%	Starting borrower rate/APR:	9.52% / 9.86%	Starting monthly payment:	$211.48

Auction yield range:	3.27% - 8.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1990	Debt/Income ratio:	8%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,229	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-vigilance-raccoon	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a weekend car
Purpose of loan:I will use this loan to buy an used older car in excellent condition that is too old for banks to lend on.? I am also purchasing it from a private party not a dealer making financing in the traditional sense harder to obtain at the rate I am willing to pay.? My financial situation:I have a stable job with income that will only increase with time.? Normally I would wait to purchase until I had saved, but the economy is forcing people to sell their weekend cars at liquidation prices.? I am not sure how long these opportunities will be available.? I am willing to pay a little interest to take advantage of the situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$143.46

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	37%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$1,171.02	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying for my son's college tuition
Purpose of loan:
This loan will be used to assist my son with this college tuition and expenses.
My financial situation:
I am a good candidate for this loan because I have an excellent work history and have always paid?my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	6.27% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	37	Length of status:	8y 6m
Amount delinquent:	$62,259	Revolving credit balance:	$43,643	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-integrity5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit score enhancement
Purpose of loan:
This loan will be used to help strengthen my credit score.?
My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I am a successful?investor?with my area of expertise being in the stock market.? I have logged capital gains in excess of $100k for four consecutive years.? I was divorced in 2007, and my ex-wife was awarded the marital home with a court order to get it refinanced (removing my name) within 60 days of the divorce being final.? She never got it refinanced and stopped making the payments.??My credit score got hit since my name was still on the mortgage loans.? The two delinquencies shown in my profile are the two mortgage loans on that home.?

I think it is very unfair that my credit reputation got tarnished because of her financial irresponsibility.??I hope by establishing a new loan and paying it off successfully, it will help?raise my credit score.

I don't need this loan, but am merely trying to enhance my credit rating.? I will pay this off early.
Information in the Description is not verified.